UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-7470

HERITAGE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart LLP

1800 Massachusetts Avenue, NW

Washington, D.C. 20036

Date of fiscal year end: October 31

Date of reporting period: October 31, 2003

Item 1. Reports to Shareholders

Heritage Series Trust

The Intelligent Creation of Wealth

Aggressive Growth Fund

Growth Equity Fund

International Equity Fund

Mid Cap Stock Fund

Small Cap Stock Fund

Technology Fund

Value Equity Fund

Annual Report

and Investment Performance

Review for the Fiscal Year Ended

October 31, 2003

Heritage Series Trust

Annual Report

December 10, 2003

Dear Valued Shareholders:

I am pleased to present the annual report for Heritage Series Trust for the fiscal year ended October 31, 2003.

In the following letters, portfolio managers discuss the factors that contributed to each fund’s performance, including the portfolio holdings that positively and negatively affected the funds, as well as the economic climate in which the funds operated last year. I hope you find their comments helpful in further understanding your fund(s) performance during the fiscal year.

As you know, the mutual fund industry has recently become subject to numerous regulatory inquiries concerning late trading, market timing, and other matters. In some instances, certain principals have acted in an egregious manner placing their own financial interests above those of investors in their funds. Such breaches of fiduciary duty, even if limited to a small number of individuals, can destroy investor confidence and jeopardize the industry’s record of good behavior established over the past 60 years.

We would like investors in the Heritage Funds to know that no officer or director of the funds or its investment adviser has ever engaged in market timing activities in shares of the funds. While it is impossible to identify all market-timing transactions, Heritage actively attempts to identify and eliminate market timing behavior that is detrimental to the funds and their shareholders. For more information on this issue, we invite you to visit our website at www.HeritageFunds.com.

On behalf of Heritage, I thank you for your investment in Heritage Series Trust. For more complete information, including investment objective, fees, risks, and expenses, please contact your financial advisor for a prospectus or call Heritage Family of Funds at (800) 421-4184.

Sincerely,

Richard K. Riess

President

December 16, 2003

Dear Fellow Shareholders:

For the fiscal year ended October 31, 2003, the Heritage Series Trust–Aggressive Growth Fund (the “Fund”) Class A shares rose 31.36%(a), underperforming for the same period the Russell Midcap Growth Index(b), the Fund’s benchmark, which was up 39.30%, the Russell 2500 Growth Index(b), up 44.76%, and the Russell 2000 Growth Index(b), up 46.56%.

Growth stocks outperformed value stocks, a change in trend from recent years. For the 1-year ended October 31, 2003, the Russell 2000 Growth Index was up 46.56%, while the Russell 2000 Value Index(b) was up 40.29%. Over the same period, the Russell Midcap Growth Index was up 39.30%, outperforming the Russell Midcap Value Index(b), up 33.48%. Historically, growth stocks typically outperform value stocks following market corrections.

Contributing to positive performance was our healthcare and consumer discretionary stocks. Within the healthcare sector, medical instrument companies had the highest contribution to returns. Boston Scientific produces minimally invasive medical devices used as alternatives to traditional surgery to reduce risk. The stock reacted positively to promising trail data on the company’s new drug coated stent. Zimmer Holdings is a leader in the development of less invasive hip and knee replacement procedures. The company announced revenues and earnings that were better than expectations. Growth in the total joint market remains strong, which bodes well for the company. Also strong in the sector was Eclipsys Corp, a health care information technology company. Eclipsys recently signed a contract with Baylor Health Care System to provide its SunriseXA product.

On the negative side, technology and financial services stocks held in the Fund underperformed those in the benchmark. However, the worst performing individual stocks came from no particular sector. Rockwell Collins Group supplies aviation electronics and onboard communications equipment to commercial and military markets. Shares were down early in the year due to weakness in the air transport and business jet markets. Cadence Design Systems supplies electronic design automation software to companies who build complex circuitry. Company management lowered revenue and booking guidance for the fourth quarter 2002, which put significant pressure on the stock price. WebMD Corp provides transaction and information services for health care providers. The company recently announced lower than expected earnings due to weakness in its Physician Services division. We view this as a short term bump in the road to a recovery in 2004 as the company introduces new products and services.

Relative valuation metrics between growth and value remain below average in both the Russell 2000 and Russell Midcap Indexes, including forecasted P/E, price/book, and price/sales ratios. Earnings estimates continue to rise, which should drive growth’s relative performance going forward. The recent market rebound has been fueled by the improving economy. Small cap stocks typically lead coming out of a recession, a trend that has in the past lasted up to six years. However, we are concerned that P/E ratios have risen in the small caps to a level in line with large caps. We are also concerned that the economic recovery and increased government spending will put pressure on interest rates, which will likely be the new worry for investors in 2004.

We would like to remind you that investments in small cap companies generally involve greater risks than medium- or large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase

(a)  Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Current performance returns may be higher or lower than the performance quoted. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)  Please refer to the inside back cover for index descriptions.

the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund and will continue to do our best for our fellow shareholders.

Sincerely,

Bert Boksen

Managing Director

Eagle Asset Management, Inc.

Portfolio Manager, Aggressive Growth Fund

*	Average annual returns for Heritage Series Trust - Aggressive Growth Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 1% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 5, 2003

Dear Fellow Shareholders:

The performance of the Heritage Series Trust–Growth Equity Fund (the “Fund”) slightly lagged the Standard & Poor’s 500 Composite Stock Price Index(a) (“S&P 500”) and the Russell 1000 Growth Index(a) during the fiscal year, but returns remain strong long-term. The table below depicts how the Fund compares to these indices for the periods ended October 31, 2003.

	Calendar Year to Date	1-Year	3-Year	5-Year
Growth Equity Fund Class A shares(b)
with front-end sales charge	+15.02%	+11.91%	-15.68%	+3.44%
without front-end sales charge	+20.76%	+17.49%	-14.30%	+4.45%
S&P 500	+21.21%	+20.80%	-8.34%	+0.53%
Russell 1000 Growth Index	+24.11%	+21.81%	-16.22%	-2.90%

The table below illustrates how the Fund’s Class A shares have compared among its mutual fund peers as measured by Morningstar, Inc(c) for the periods ended October 31, 2003. Morningstar bases its ranking on a quantitative measure of risk-adjusted return, bringing both performance and risk together into one evaluation.

Percent Ranking in Category
	1-year	3-year	5-year
Morningstar, Inc. Large Growth Category	Top 64% (out of 954)	Top 44% (out of 618)	Top 12% (out of 201)

The Fund continues to outperform its benchmark and peers over the longer term due to our inherent strategy of identifying companies with growth prospects greater than the overall economy. Our approach should continue to enable us to take advantage of underlying economic developments.

(a)  Please refer to the inside back cover for index descriptions.

(b)  Returns include the effect of reinvesting dividends and the 1-, 3- and 5-year are average annual returns. The year-to-date return is not annualized. Performance numbers quoted for Class A shares of the Fund are first shown reflecting the maximum front-end sales charge of 4.75% and then shown without the imposition of a front-end or contingent deferred sales charge. Past performance does not guarantee future results. Current performance returns may be higher or lower than the performance quoted. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(c)  Morningstar Inc. bases its category rankings on a fund’s total return percentile rank for the specific period relative to all funds that have the same Morningstar category. Rankings do not adjust total return for either front-end or contingent deferred sales charge. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Past performance does not guarantee future results.

Market Environment

The U.S. economy is starting to show the beginning phases of a recovery period. Monetary and fiscal stimuli appear to set the stage for a sustainable recovery. The federal funds rate remains at a historic trough of 1%. The low borrowing costs allow corporations to spend on capital equipment and new projects. The dollar continues to weaken while economies outside the US begin recovering. U.S. multinational companies that generate revenues and profits overseas garnered a near-term competitive advantage from the currency translation. Increased government spending has also aided the recovery, pumping more money into the economy. Tax cuts have aided the consumer over the course of the year, sustaining the recovery throughout its early and current stages. On the corporate level, increased productivity has led to profit growth. Profit growth will likely lead to job creation. As the date of this letter, it appears that we have improved from a year-high 6.4% unemployment to the 6.0% reported in October. Real gross domestic product (GDP) has reflected these positive developments, showing growth throughout the year.

Portfolio Review

The financial services sector was a positive contributor to performance during the trailing 12-month period and the sector remains attractive. While there is concern regarding the potential of a rising interest rate environment and the effect it will have on financial companies’ earnings power going forward, the valuations and fundamentals continue to be appealing. Several stocks we hold in this space are leveraged to a recovery in the economy and the capital markets. Lehman Brothers, Goldman Sachs, and Citigroup were all major contributors to performance over the past 12 months. Citigroup is an attractive risk/reward proposition due to its diversified product breadth, depth, and geographies in which the company operates. Revenue growth can be sustained at this company as economic conditions progress. Bank of America was a disappointment in the sector during the period. While company fundamentals remain attractive, the company’s recent announcement of its intention to acquire FleetBoston Financial, which was dilutive to earnings, drove the stock price lower.

The consumer/retail sector was a drag on performance during the trailing 12-month period. During the year, some of the most significant moves came in the consumer/retail sector. Funds were shifted away from consumer staples names and into more discretionary names in front of an anticipated economic recovery. We sold positions in Colgate-Palmolive, Anheuser-Busch, and Coca-Cola, materially bringing our consumer staple weighting down. Several media names were added, including Time Warner, Univision, and Lamar Advertising. Unfortunately, several of media names, including Viacom and Westwood One were detractors from performance. Softer-than-expected growth in local advertising has challenged the recovery in this group. We are, however, seeing strength in national advertising and feel that the pending economic recovery may lead to a stronger ad environment. On the positive side, a position in Cendant has performed well for the period.

The healthcare sector performance was hurt due to the lagging performance of large cap pharmaceutical stocks and MedImmune. Pharmaceutical stock has been punished due to top-line issues and lack of visibility into the pipeline. Despite this, valuations remain attractive. With MedImmune, end demand for their new FluMist nasally inhaled flu vaccine initially appeared weaker than projected by the company. Positions in Baxter and St. Jude, both beneficiaries of new product cycles, did aid performance in the healthcare sector for the period. The proposed Medicare drug bill and its impact on healthcare companies continue to be an area of focus and promise. Volumes for the large cap pharmaceutical companies will likely rise, hospitals get substantial increases in payments, and the benefits will likely trickle down to others operating in the healthcare sector.

The technology sector’s performance improved as the year progressed. Consumer spending, as opposed to a fundamental recovery in corporate IT demand, drove positive results for technology companies. Technology companies are beating earnings expectations driven by a broad-based acceleration in sales and margin improvements. Outlooks by company managements are also positive on the margin. In the technology segment, we added semiconductor names, Agilent Technologies, Lam Research, and Fairchild Semiconductor, while selling Texas Instruments. While we like Texas Instrument’s prospects going forward, the stocks purchased have more leverage to benefit in the case of a sustained economic recovery. Semiconductor holdings, including Intel,

Taiwan Semiconductor, and Fairchild Semiconductor, aided this segment’s outperformance during the period. The industry is in the middle of a favorable cycle aided by demand pull through. Disappointments in the technology sector were positions in LSI Logic and Lockheed Martin.

Although this year’s efforts have produced positive returns, please bear in mind that this Fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock and general market and economic conditions. Thank you for your continued support. We look forward to a long and prosperous relationship.

Sincerely,

Ashi Parikh

Senior Managing Director

Eagle Asset Management, Inc.

Portfolio Manager, Growth Equity Fund

*	Average annual returns for Heritage Series Trust - Growth Equity Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 1% for the life of Class B shares), and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 11, 2003

Dear Valued Shareholders:

The Heritage Series Trust–International Equity Fund (the “Fund”) Class A shares returned +22.14%(a) over the fiscal year ended October 31, 2003, versus the Fund’s benchmark, the Morgan Stanley Capital International Europe Australia Far East Index(b), return of +27.03% for the same period. The underperformance during the fiscal year was primarily due to underweighted positions in the Japanese and Hong Kong markets. Additionally, the Fund held a cash position during the period, which also negatively impacted the Fund’s relative return.

After having been dramatically underweight in the Japanese market we began to increase our positions within this market, since assuming responsibility as sub-adviser in July of 2002, but were still underweight relative to our benchmark. Global investors began to add to positions in earnest toward the end of April of this year. While the Fund increased its weighting in Japan, the Fund was somewhat late in entering that market. The Fund has focused investments on select exporters (e.g. Toyota Motor Group, Sony Corporation, Honda Motor Co., and Hitachi), but more notably has invested within the financial services sector based on the Fund’s cautiously optimistic view for Japan overall. Investments include Nomura Holdings and Sumitomo Mitsui Financial Group. Also held within the Fund was an investment of over 4% in the Topix Exchange Traded Fund which the Fund utilized to provide a broad, diversified position within the Japanese market. The Topix, also known as the Tokyo Price Index, is a market-capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. There are 1532 members within the index. An exchange traded fund allows an investor to participate in an entire portfolio of stocks in one single security.

The Fund’s underweight position within the Hong Kong market also detracted from results amid an environment where investors were more comfortable adding to emerging market positions globally. Within the emerging Asian markets, the Fund has approximately 1.3% within India. We have identified three areas of investment opportunities that leverage India’s global competitive advantage: Information Technology, generic pharmaceuticals, and the banking sector. In the case of IT, the advantage is the abundance of highly skilled programmers, English as a second language, and the time zone difference between the US and India that allows for a virtual 24-hour workplace. The generic industry’s competitive advantage is the availability of inexpensive scientific research. The banking industry is leveraged to the potential of increased outsourcing into India.

From a sector perspective, the Fund’s underweighted positions within the information technology and telecommunication services negatively impacted our results. However, our stock selection was positive. Specifically, shares of Alcatel and Altran Technologies both in France resulted in gains in prices per share by over 50% and 21%, respectively since purchase through October 31, 2003.

Positively contributing to results was our decision to be overweight in financial services and underweight in healthcare. Within both of these sectors, stock selection was also positive. Most notable were positions held in Erste Bank in Austria where the stock advanced by over 36% since purchase through October 31, 2003. Within Emerging Europe, OTP Bank in Hungary, Komercni Banka in the Czech Republic and Bank Pekao in Poland advanced by over 25%, 34% and 21% respectively since purchase through October 31, 2003. Within the emerging European markets, we continue to focus our investments to a large degree within financial services

(a)  Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Current performance returns may be higher or lower than the performance quoted. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)  Please refer to the inside back cover for index descriptions.

(specifically banks). As of the end of October 31, 2003, approximately 8% of the Fund was allocated within emerging European banks, including banks in the Turkish market.

We have increased our allocation to emerging markets generally as we believe emerging markets will continue to do well, but in a more discriminate manner. In particular, as of October 31, 2003, the Fund held approximately 16% of total net assets in emerging markets overall. Particular emphasis was centered on Central and Eastern Europe with positions held within Hungary, Poland, the Czech Republic, Romania as well as Russia. Collectively, these emerging European countries represented approximately 10% of the Fund’s total net assets. The balance of our emerging market participation is largely focused on Turkey (a distant potential convergence opportunity), India, and Latin America (Mexico and Brazil).

It is important to remember that investments in international securities involve certain risks that differ from the risks of investments in domestic securities. International securities are susceptible to fluctuation in currency exchange rates, political or economic conditions and regulatory requirements that could affect the Fund’s return. Conversely, we also feel that a balanced portfolio should contain some international exposure. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,

Richard C. Pell	Rudolph Riad Younes
Senior Vice President,	Senior Vice President,
Chief Investment Officer	Head of International Equities
Julius Baer Investment Management Inc.	Julius Baer Investment Management Inc.
Portfolio Manager, International Equity Fund	Portfolio Manager, International Equity Fund

*	Average annual returns for Heritage Series Trust - International Equity Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 1% for the life of the Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 9, 2003

Dear Fellow Shareholders:

We are pleased to present the annual report for the Heritage Series Trust–Mid Cap Stock Fund (the “Fund”) for the fiscal year ended October 31, 2003. For the year ended October 31, 2003, the Fund’s Class A shares were up 20.46%(a). As shown below, the Fund’s Class A shares underperformed the Standard & Poor’s MidCap 400 Index(b) (“S&P MidCap Index”) and the Russell Midcap Index(b) by 10.27% and 15.43% respectively, over the same period.

Mid Cap Stock Fund Class A Shares	20.46%
S&P MidCap Index	30.73%
Russell Midcap Index	35.89%

Our performance lag this year compared to the benchmarks has been characterized by outperformance of low quality assets (negative earnings, low ROE, high beta, etc). Standard and Poor’s utilizes a quality-of-company ranking system which rates companies from A+ to D based on their long-term history of earnings and dividend growth. As of year end, the average gain of stocks in the three A categories of the S&P MidCap Index was 28.3%, trailing significantly the remaining B, C and D categories, which were up 41.9%. The low quality companies were the most richly valued, with C&D companies in the S&P MidCap Index having average P/Es of 23.7 vs. the A+ companies with average P/Es of 19.0, as of year end. The losers of years past had become this year’s winners. The three year average of the three A categories is 60.2%, compared to the average of the remaining B, C and D categories, up less than half that at 29.2%. C&D companies, which have the highest performance over the last year, up 65.3%, have a three year average of -33.6%!

Top performing companies in the Fund for the year were Doral Financial Corporation, InterActiveCorp, and GTECH Holdings Corporation. Doral Financial is a mortgage banker. Mortgage loan originations were up during the year, strongly supported by the high demand for new homes, construction loans and refinancing. InterActiveCorp is a diversified media company comprised of various businesses, including USA Networks, Ticketmaster, The Home Shopping Network, and Match.com. The company has benefited from a strong balance sheet, relatively little capital spending, and favorable working capital cycle. GTECH Holdings Corp. operates secure online lottery transaction processing systems. GTECH announced it has entered into an agreement to acquire Spielo Manufacturing, a privately held manufacturer of slot machines. This acquisition plugs a strategic hole in the company’s product line, and allows it to compete in a rapidly growing segment of the gaming industry.

The following stocks had the most negative contribution to the Fund’s return for the period ended October 31, 2003. Salem Communications owns and operates radio stations in large metropolitan markets focused mainly on religious and family programming. Salem reported lower than expected operating results, due to weakness in the company’s radio network business, which in turn was due to competitive issues. Scientific Games Corporation provides services, systems and products to both the instant ticket lottery industry and the pari-mutual wagering industry. We sold the company after a lag in performance. Since then, the company has done well. However, the proceeds for the sale went to purchase GTECH, mentioned above as one of our top performers. We view GTECH as a higher quality company. Hewitt Associates Inc. is a leading provider of human resources outsourcing and consulting services. About half of Hewitt’s business is in consulting, largely to pension funds and health care

(a)  Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Current performance returns may be higher or lower than the performance quoted. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)  Please refer to the inside back cover for index descriptions.

companies. Hewitt lowered earnings and outsourcing growth guidance. Management also forewarned that total sales growth would be lower than previously expected.

We continue to believe that short-term momentum and long-term fundamentals are at odds. Since low quality stocks have outperformed high quality stocks this year, the most expensive stocks are low quality, high beta, economically sensitive stocks. Analyst’s estimates for the large cap universe (a universe with complete data) indicate that the profit cycle has peaked—operating earnings growth of 20% for the fourth quarter of 2002 is forecasted by First Call to ramp down to 12% by the fourth quarter 2004. The huge valuation disparity between low and high quality assets is not consistent with analyst’s forecasted peak in the profit cycle. Either analysts are being far too pessimistic—a scenario which we view as unlikely—or short-term technicals have driven speculative stocks to extreme levels.

As you are aware, the Fund invests primarily in mid cap companies. These companies generally involve greater risks than investing in larger, more established companies, but less risk than investing in small-capitalization companies. Mid cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. These and other risks are more fully described in the Fund’s prospectus. As always, we strive to produce strong results for our shareholders. Thank you for your support.

Sincerely,

Todd L. McCallister

Managing Director

Eagle Asset Management, Inc.

Portfolio Manager, Mid Cap Stock Fund

*	Average annual returns for Heritage Series Trust - Mid Cap Stock Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 1% for the life of Class B shares), and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 16, 2003

Dear Fellow Shareholders:

For the fiscal year ended October 31, 2003, Heritage Series Trust–Small Cap Stock Fund (the “Fund”) Class A shares were up 35.77%(a), underperforming the Russell 2000 Index(b), which was up 43.37%, for the same period. The following is a report on the portion of the Fund’s assets allocated to Eagle Asset Management, Inc.

On a relative basis, small cap stocks continued to outperform large caps in the fiscal year ended October 31, 2003, with the Russell 2000 Index up 43.37% versus the Standard & Poor’s 500 Composite Stock Price Index(b) of large cap stocks, up 20.80%. For the 1-year period ended October 31, 2003, the Russell 2000 Value Index(b) was up 40.29%, while the Russell 2000 Growth Index(b) was up 46.56%.

Our best performing sector in the Fund, in both relative and absolute terms, was consumer discretionary, with casinos and gambling holdings having the highest contribution to returns in the sector. Multimedia Games supplies both interactive electronic games and the electronic player stations on which the games are played to the rapidly growing Native American gaming market. The company received a positive opinion from the National Indian Gaming Commission on its Reel Time Bingo game. This is a significant catalyst to earnings potential for the company. GTECH Holdings Corporation operates secure online lottery transaction processing systems. Sales momentum has been strong and the company has several potential areas of growth in the U.S. and overseas.

Other top performers were Integrated Silicon Solution and Cash America International. Integrated Silicon Solution (“ISSI”) is a provider of memory products used in networking, telecommunications, and electronics equipment. ISSI has benefited from a recovery in consumer spending. Ongoing improvements in the company’s business model have been driven by better purchasing agreements, broader product mix, and tighter price controls. Cash America is a provider of secured non-recourse loans (pawn shops) and check cashing services. It is one of the largest and best capitalized companies in the industry. The company’s performance has been driven by a more favorable regulatory environment and a rise in the number and size of loans from its payday lending operations.

On the negative side, our healthcare stocks hurt us on a relative basis. While our sector performance was up approximately 30%, this trailed the Russell 2000 Index healthcare names which were up 50%. One laggard was SurModics, which provides coatings for medical instruments. SurModics competitor Boston Scientific released the results of a head to head comparison of the efficacy of the two companies drug coated stents. The Boston Scientifics’ product outperformed SurModics’. This and disappointing earnings prompted us to sell the stock. Pediatrix Medical Group is the leading provider of maternal-fetal-newborn neonatology in the U.S. We sold the stock after shares suffered from a pending Federal Trade Commission investigation.

Also contributing negatively to performance were Interstate Bakeries and Magna Entertainment Corporation due to missed earnings expectations.

The recent market rebound has been fueled by the improving economy. Small cap stocks typically lead coming out of a recession, a trend that has in the past lasted up to six years. However, we are concerned that P/E ratios have risen in the small caps to a level in line with large caps. We are also concerned that the economic recovery and increased government spending will put pressure on interest rates, which will likely be the new worry for investors in 2004.

(a)  Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Current performance returns may be higher or lower than the performance quoted. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)  Please refer to the inside back cover for index descriptions.

As a reminder, the value of the Fund’s stock holdings may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. This and other risks are more fully described in the Fund’s prospectus. As always we will endeavor to do our best for shareholders.

Sincerely,

Bert Boksen

Managing Director

Eagle Asset Management, Inc.

Portfolio Manager, Small Cap Stock Fund

December 5, 2003

Dear Valued Shareholder,

During the fiscal year ended October 31, 2003, the Heritage Series Trust–Small Cap Stock Fund (the “Fund”) Class A shares returned 35.77%(a), versus 43.37% for the Russell 2000 Index(b). The following is a report on the portion of the Fund’s assets allocated to Awad Asset Management, Inc.

The past year was an interesting and volatile period in the markets. The period began with weakness and uncertainty concerning the economy and the Middle East, followed by a speculative market rally in anticipation of improving economic and geopolitical factors.

All in all, the most interesting period for us was March 15, 2003 through June 15, 2003. During this period the markets became unduly speculative. The stocks that performed the best were the stocks of companies with the highest valuation and highest volatility. In addition, the stocks of companies that lose money did better than the stocks of companies with positive earnings. It was almost a rerun of the aggressive period in the late 1990’s. This was a frustrating period for us, as we generally own high quality and low valuation stocks in our portfolio. Thus, we also lagged the Russell 2000 during this period.

Markets usually regress to the norm and this began at the end of June. Relative value again became important and our relative performance improved.

The stocks which helped performance the most during the period were Axcelis Technology, Capital Crossing Bank, Concord Camera, NCO Group and Plantronics. We currently maintain these positions. In each case, we identified a growing company selling at value prices.

The stocks which hurt performance were Kansas City Southern, Investors Financial Services, Investment Technology, Hall Kinion and Hooper Holmes. We have sold all of these positions. In most cases, these stocks were sold due to disappointing earnings.

As we look forward, we anticipate further improvement in the economy accompanied by low inflation and low interest rates. This should provide a positive backdrop for equities. We expect small cap stocks to outperform based on relative valuation and growth characteristics. Negatives to this scenario are geopolitical uncertainty, growing Federal deficits, dollar softness and corporate scandals. These may have restraining influences on the markets.

Our portfolio is populated with small growing companies with good balance sheets and reasonable valuations. However, as you are aware, investments in small cap companies generally involve greater risks than medium- or large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Sincerely,

James D. Awad

Chairman

Awad Asset Management, Inc.

Portfolio Manager, Small Cap Stock Fund

(a)  Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Current performance returns may be higher or lower than the performance quoted. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)  Please refer to the inside back cover for index descriptions.

*	Average annual returns for Heritage Series Trust - Small Cap Stock Fund Class A and B shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 1% for the life of Class B shares), and reinvestment of dividends for Class A and B shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Average annual returns for Heritage Series Trust - Small Cap Stock Fund Class C shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 5, 2003

Dear Fellow Shareholders:

The Heritage Series Trust–Technology Fund (the “Fund”) Class A shares produced a total return of +20.14%(a) for the fiscal year ended October 31, 2003. Over this same time period, the Goldman Sachs Technology Index(b) (the “GSTI”) advanced +49.53%. The Fund’s relative underperformance to its benchmark index over the fiscal year can be attributed primarily to the conservative positioning of the portfolio. This positioning helped the Fund’s performance in late 2002 and into early 2003 but detracted from performance during the market rally. In an effort to protect against a possible downturn in the Technology market we employed a defensive strategy involving investments in options. The conservative positioning, manifested in the portfolio through investments in options and higher than normal cash balances, was consistent with our view at the time that the market yielded a limited number of attractive investment opportunities within the technology sector. This was based on the assessment of fundamentals and valuation levels. Stock selection remained very strong during the period with the majority of stocks performing in excess of our benchmark. We have since deployed the bulk of the Fund’s cash, driven primarily by more obvious signs of a general demand recovery.

Market Overview

Confidence about economic acceleration continues to build momentum as the stock market appears to be pricing stronger growth. Demand conditions and industrial activity appear to be firming up. It is hopeful that stimulus, in the form of a historically low Federal Funds rate and the latest tax package, will infuse the economy and continue the recent market rally.

In early 2003, it appeared that consumer spending, as opposed to fundamental recovery in corporate IT demand, drove above-trend line results by technology companies. Capital spending, however, will be a key to sustainable growth going forward. Corporate profits are one of the key determinants of technology capital investment growth. Historically, profits have led tech spending growth by a few quarters. The continued growth we are witnessing in corporate profits should support increased spending, at least in the near-term. Additionally, we continue to see positive incremental data that suggests that capital spending on information technology reached its low point in 2002 and has slowly improved since then. Incrementally, technology backlog growth is positive for the first time in two years, an encouraging sign for shipments. Shipments continue to be drawn from inventory, reducing supply. Industrial production should increase to replenish inventories, a positive sign for many of our companies.

Portfolio Performance

While stock selection in each sector remained superior to our benchmark, the high cash position and the resultant underweighting of several sectors during the information technology market rally hindered our overall performance.

The Fund remains underweight in the software group, as valuations across the sector appear full. However, during the fiscal year, the Fund benefited significantly from an underweight position in Microsoft, and holdings in Citrix Systems and Roxio. While Microsoft’s long term competitive positioning remains relatively secure, a

(a)  Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Current performance returns may be higher or lower than the performance quoted. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)  Please refer to the inside back cover for index descriptions.

combination of above-average valuation and deteriorating earnings quality drove our decision to underweight the stock. Parametric Technology and Activision were laggards for the period. Hardware was another area of benefit for the Fund. While the Fund benefited from underweight positioning in International Business Machines, holdings in McData, Merix, Adaptec, and Phillips Electronics were particularly helpful to performance. Philips has been aggressively disposing of noncore businesses—such as a stake in music label PolyGram—while acquiring and forming joint ventures within in its core business segments. We believe these actions will position the company well for an earnings turnaround.

In the communications space, Scientific-Atlanta and Sycamore Networks outperformed during the year. The communications market may have bottomed during 2002. A return to growth in this area has been driven by broadband deployment and carrier investment in new technologies to lower operating costs. Cisco and Nortel were missed opportunities in this segment. The stocks performed very well, but our lack of participation was detrimental to overall performance.

The market has historically anticipated turns in semiconductor fundamentals by one to two quarters, and this rally was no exception. The margin and profit cycle are now clearly in the semiconductor industry’s favor. ATI Technologies, Fairchild Semiconductor, Taiwan Semiconductor, and Bookham Technology were each benefactors of this trend. An underweight position in Intel hurt performance, as the stock performed nicely over the period. Internet stocks, such as Vignette and Earthlink, continue to benefit from a strong consumer, slowing deterioration of advertising, and a move to broadband home connections.

Healthcare valuations became attractive in several areas, and we decided that increased investment in this area was warranted. Investments in services companies Humana, IMS Health, and WebMD were significant contributors to performance over the period. Investments in Bristol-Myers Squibb and Schering-Plough, however, did not perform as expected. Pharmaceutical stocks have languished as Congress has debated on the structure/feasibility of a Medicare drug benefit bill.

As you are aware, the Fund concentrates its investments in the technology sector. As a result, the Fund’s investments are more likely to be sensitive to sector-wide conditions. In addition, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. These and other risks are more fully described in the Fund’s prospectus. Thank you for your continued support.

Sincerely,

Duane A. Eatherly, CFA

Eagle Asset Management, Inc.

Portfolio Manager, Technology Fund

*	Average annual returns for Heritage Series Trust - Technology Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period and 2% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 12, 2003

Dear Valued Shareholders:

We at Dreman Value Management are proud to be the portfolio managers of the Heritage Series Trust–Value Equity Fund (the “Fund”) and are pleased to bring the Dreman style of management to a new group of valued shareholders. As new managers to this Fund we are pleased to highlight some of our selections for the Fund’s fiscal year ended October 31, 2003 and hopefully give you a better insight into our style of Contrarian Value investing.

For the fiscal year ended October 31, 2003, the Russell 1000 Value Index(a) was up 22.87%, the Standard & Poor’s 500 Composite Stock Price Index(a) (“S&P 500”) returned 20.80%, and the Fund’s Class A shares returned 19.78%(b). In a sign of what has been driving the stock market as of late the NASDAQ Composite Index(a) was up a startling 45.31% for the fiscal year ended October 31, 2003.

Since taking over the Fund’s portfolio on June 1, 2003, the equity markets continued to advance higher as investors grew more confident that the economy had finally turned the corner. From June 1, 2003 though the Fund’s fiscal year end, the Russell 1000 Value Index returned 9.66%, the S&P 500 Index returned 9.84%, and the Fund’s Class A shares returned 10.04%(b). The market rally that started in March has been led by many growth securities known as “TMT stocks” (Technology, Media, and Telecom), consequently, growth investing has enjoyed a recent performance advantage over value.

As we mentioned above, the recent run-up in the market is a reflection of increased investor confidence that the economy is on track to deliver sustained economic growth. Since the collapse of the tech bubble in March of 2000, we have been concerned that the economic fallout would be widespread and long lasting. So far, our view has proven accurate. While we have seen some recent encouraging signs that economic growth will be stronger over the next several quarters (and this is certainly our hope), we are not without concerns.

We are cautious on the sustainability of economic growth for two reasons. First, we believe the growth rate in consumer spending is likely to weaken. With the debt burden of consumers’ continuing to track at historically high levels and stagnating wage increases, there is little that we see to propel accelerated consumer spending growth. Since consumer spending accounts for approximately 80% of GDP, the way it’s currently measured, any slowdown in spending growth will be a major drag on the economy. Second, we do not see the conditions that are conducive to strong growth in business capital spending. Economy wide capacity utilization continues to hover around 75%, significantly below the historic average of 84%. While we see some improvement in corporate IT spending due to replacement of older equipment, we do not see any broad based improvement in expansions in total capacity.

The fact that investors are plowing back into the most speculative parts of the market leaves us cautious. Valuations in the Technology sector are higher today than they have been at any other period except for the very top of the bubble in early 2000. The NASDAQ 100 is currently trading at over 40 times earnings vs. about 21 times for the S&P 500. On a GAAP basis, which includes all generally accepted costs and charges the NASDAQ 100 is over 90 times earnings. Perhaps even more startling is the fact that many of the same stocks that led the 1997-early 2000 Bubble, the largest mania in financial history, are again leading the NASDAQ charge. Never

(a)  Please refer to the inside back cover for index descriptions.

(b)  Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Current performance returns may be higher or lower than the performance quoted. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

before has a stock market bubble sprung up within 30 months of the collapse of the previous one, nor has a bubble been led by the same stocks that led the previous one.

What also deserves comment is that the P/E ratios are in some cases almost as high today as during the internet bubble period. For example Intel had an average P/E 37 for the three years prior to the peak of the Bubble, when its earnings grew at a 15% annual rate. Today Intel has almost the same P/E, but earnings have declined at a 26.2% annual rate over the subsequent three years. If we are right about the recent economic pick-up being caused by one-time factors, any reversal in the current bullish outlook on the economy could cause another collapse in what we believer are enormously extended technology valuations. If this turns out to be the case we would expect a sharp improvement in the price of value stocks along the lines of their major appreciation in 2000.

In selecting the stocks that make up the Fund it is important to note that we are a “bottom-up” manager and focus on individual companies and their fundamentals. It is also important to note that in terms of the sector weightings of the Fund we believe it is important to utilize diversification across the portfolio structure; we do not employ tactical or strategic asset allocation strategies in our stock selection. By investing in companies across many industries, we are able to reduce market and individual company risks. We aim to select between 30-50 stocks for the Fund, spread out across 15-20 industries. We do not adhere to a predetermined sector allocation formula. We are “benchmark aware” but not benchmark driven as such that we are not afraid to over or under-weight a sector based on our bottom-up selection process.

Tobacco stocks are a major component of the Fund and have been a core holding of ours for several years. Altria (the former Philip Morris) performed inline with the market over the last four months (our tenure as manager), but its price has been volatile recently due to shifting news flow about a class action suit concerning light cigarettes in Illinois. The details of these cases are tedious to say the least, but the bottom line is that we believe the class action lawsuit chapter of tobacco litigation is quickly coming to a close—with tobacco companies successfully defending almost every case. More importantly, the U.S. Supreme Court has established a maximum ratio of 10 to 1 between punitive and compensatory damages. It is likely that this formula established by the Supreme Court will result in a major reduction in future tobacco litigation. Consequently, we believe tobacco litigation will be significantly lower in the future, resulting in these stocks gaining much higher P/E ratios. We expect that by this time next year we will see significantly higher valuations awarded to the cash flows of tobacco companies. Trading at a P/E of approximately 11 and with a yield of 6%, we see little downside in Altria. Our sum of parts valuation of Altria implies an expected return of 50% or more from current prices.

Energy stocks make up about 10% of the portfolio. ConocoPhilips and ChevronTexaco continue as the largest holdings in the sector. Though many experts predicted a sharp decline in oil prices following the Iraq war, market realities could not be more different. Oil prices have remained stubbornly around $30. With the onset of winter and oil inventory levels still well below average, we do not see an eminent collapse in oil prices. Of course, commodity prices are volatile. We continue to like the defensive characteristics of this group as they provide a hedge against potential oil price shocks that could arise from unexpected events in the Middle East.

Financial stocks continue as the largest sector weighting, making up approximately 32% of the portfolio. Within this sector the banking stocks make up a majority of our holdings (approximately 18% of the overall portfolio). Washington Mutual, the portfolio’s largest bank holding, has been a strong performer over the past twelve months and has also performed in line with the market over our tenure as manager. A slow down in the mortgage-refinancing boom caused by the sharp increase in longer-term rates in July may well result in some softness in Washington Mutual’s profits. However we believe that Washington Mutual should benefit from increased use of adjustable rate mortgages as rates rise.

We continue to hold approximately 10% of the portfolio in Freddie Mac and Fannie Mae and recent developments have increased our confidence that significant price appreciations are likely in the next year. Freddie Mac has had a difficult year with two management changes that arose from improper measurement of earnings during the last several years. Unlike many of the earnings restatements that have dominated the headlines, Freddie Mac’s actual earnings were much greater than reported. Rather than manufacturing earnings by focusing investor attention on operating earnings, Freddie Mac used accounting machinations to push out the recognition of earnings to future years. The ongoing audit is likely to result in actual earnings over the last several years to be increased by $4.5 billion or more. Despite the accounting irregularities, the earnings power of these companies on an ongoing basis is far superior to most companies in the S&P 500. The difference is that these companies, with almost twice the earnings growth rate of the market, trade at half the P/E awarded the average company in the S&P 500.

Healthcare stocks currently carry a weight of approximately 14% in the portfolio. Pharmaceutical stocks comprise the largest weighting at 8%. The Pharmaceuticals have somewhat languished both during our tenure as manager (-3.1%) and during the course of the past twelve months (-2.0%). The price declines reflect investor concern over near term drug pipelines as well as the status of the Medicare drug benefit bill currently working its way through Congress. The Health Care sector has not been all bad news however. HCA, a recently added hospital stock, helped offset the poor performance of the drug stocks as it rose over 15% since our purchase. Humana, the HMO Company, also contributed excellent performance, returning over 57% during the past four months.

The best performing stocks for the portfolio towards the end of the fiscal year have been the consumer discretionary stocks, with the retailing industry leading the way. We have seen significant price appreciation across all holdings from Staples to Lowe’s to Federated to Best Buy. This sector has been strong not just over the past four months; there has been significant appreciation in the sector since last fall. While they no longer offer as attractive valuation as when they were purchased, they still trade at approximately market P/E multiples. Since we believe that economic growth is likely to stay strong through year end, the retailing stocks should continue to benefit from strong consumer spending trends. Consequently, we are not rushing to sell these stocks quite yet.

Our performance success during one of the more turbulent market environments in recent memory is a function of sticking to a disciplined low P/E approach to investing. By keeping the portfolio invested in companies with strong fundamentals, solid long-term earnings power, and very attractive valuations, we believe that we will have opportunity to outperform the market regardless of the underlying investment climate. With that being said, a word of caution is also warranted. The Fund invests in value stocks that are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. These and other risks are more fully described in the Fund’s prospectus. We thank you for your support and look forward to reporting to you in the years to come.

Sincerely,

David Dreman

Chairman and Chief Investment Officer

Dreman Value Management, LLC

Portfolio Manager, Value Equity Fund

*	Average annual returns for Heritage Series Trust - Value Equity Fund Class A and B shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 1% for the life of Class B shares) and reinvestment of dividends for Class A and B shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Average annual returns for Heritage Series Trust - Value Equity Fund Class C shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Heritage Series Trust—Aggressive Growth Fund

Investment Portfolio

October 31, 2003

Shares		Value

Common Stocks—92.0% (a)

Aerospace/Defense—3.5%
90,000	Alliant Techsystems, Inc.*	$4,658,400

Analog Semiconductors—3.8%
1,475,000	Agere Systems Inc.*	5,133,000

Biotechnology—0.7%
14,500	Invitrogen Corporation*	922,055

Commercial Services—2.3%
100,000	Rent-A-Center, Inc.*	3,126,000

Computers—2.5%
247,400	Maxtor Corporation*	3,381,958

Electrical Components & Equipment—1.9%
122,500	American Power Conversion Corporation	2,478,175

Electronics—2.6%
28,400	Coherent, Inc.*	653,200
149,300	Vishay Intertechnology, Inc.*	2,799,375

		3,452,575

Entertainment—5.6%
64,200	GTECH Holdings Corporation	2,868,456
140,000	International Game Technology	4,585,000

		7,453,456

Financial Services—3.6%
119,400	AG Edwards Inc.	4,835,700

Healthcare Products—7.1%
10,000	Boston Scientific Corporation*	677,200
23,000	INAMED Corporation*	1,986,510
60,000	Stryker Corporation	4,866,600
30,000	Varian Medical Systems Inc.	1,918,200

		9,448,510

Healthcare Services—2.7%
100,000	Laboratory Corporation of America Holdings*	3,545,000

Insurance—4.4%
60,000	AMBAC Financial Group, Inc.	4,244,400
55,000	Brown & Brown, Inc.	1,674,750

		5,919,150

Internet—5.7%
70,450	InterActiveCorp*	2,586,220
651,600	WebMD Corporation*	5,075,964

		7,662,184

Shares		Value

Common Stocks (continued)

Leisure Time—3.0%
115,000	Carnival Corporation	4,014,650

Lodging—5.6%
87,800	Harrah’s Entertainment, Inc.	3,819,300
122,200	Station Casinos, Inc.	3,635,450

		7,454,750

Logic Semiconductors—2.2%
145,400	Altera Corporation*	2,941,442

Memory & Commodity Semiconductors—3.0%
254,000	Integrated Device Technology Inc.*	3,987,800

Oil & Gas—5.6%
232,000	Chesapeake Energy Corporation	2,767,760
167,400	Patterson-UTI Energy, Inc.*	4,785,966

		7,553,726

Pharmaceuticals—3.2%
50,000	Barr Laboratories, Inc.*	3,838,500
16,500	MedImmune, Inc.*	439,890

		4,278,390

Pipelines—1.4%
35,500	Kinder Morgan, Inc.	1,901,025

Retail—3.1%
144,525	Copart, Inc.*	1,802,227
137,100	Genesco Inc.*	2,310,135

		4,112,362

Semiconductor Equipment—3.0%
225,900	ASML Holding N.V.*	3,964,545

Software—7.8%
300,000	Datastream Systems, Inc.*	2,328,000
216,000	Eclipsys Corporation*	2,559,600
31,700	Electronic Arts Inc.*	3,139,568
68,300	Fiserv, Inc.*	2,412,356

		10,439,524

Telecommunications—7.7%
212,100	Amdocs Ltd.*	4,551,666
60,000	CenturyTel Inc.	2,145,000
198,200	Comverse Technology, Inc.*	3,575,527

		10,272,193

Total Common Stocks (cost $100,058,131)		122,936,570

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Aggressive Growth Fund

Investment Portfolio

October 31, 2003

(continued)

Value

Repurchase Agreement—7.5% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2003 @ 0.90% to be repurchased at $10,034,753 on November 3, 2003, collateralized by $7,530,000 United States Treasury Bonds, 8.125% due August 15, 2019, (market value $10,240,800 including interest) (cost $10,034,000)	$10,034,000

Total Investment Portfolio (cost $110,092,131) (b), 99.5% (a)	132,970,570
Other Assets and Liabilities, net, 0.5% (a)	654,762

Net Assets, 100.0%	$133,625,332

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $110,899,397. Market value includes net unrealized appreciation of $22,071,173 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $24,362,277 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,291,104.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Investment Portfolio

October 31, 2003

Shares		Value

Common Stocks—98.6% (a)

Advertising—1.1%
108,150	Lamar Advertising Company*	$3,276,945

Aerospace/Defense—2.6%
66,400	Lockheed Martin Corporation	3,078,304
50,350	United Technologies Corporation	4,264,142

		7,342,446

Analog Semiconductors—1.1%
80,250	National Semiconductor Corporation*	3,260,558

Banks—0.7%
28,350	Bank of America Corporation	2,146,946

Biotechnology—3.2%
71,200	Amgen Inc.*	4,397,312
135,200	IDEC Pharmaceuticals Corporation*	4,749,576

		9,146,888

Broadcasting Services/Programs—1.3%
94,550	Clear Channel Communications, Inc.	3,859,531

Commercial Services—2.9%
112,500	Accenture Ltd., Class “A”*	2,632,500
276,500	Cendant Corporation*	5,648,895

		8,281,395

Computers—4.8%
199,500	Dell, Inc.*	7,205,940
188,150	EMC Corporation	2,603,996
181,650	Hewlett-Packard Company	4,052,612

		13,862,548

Cosmetics/Personal Care—1.4%
41,200	Procter & Gamble Company	4,049,548

Diversified Manufacturer—3.7%
20,900	3M Company	1,648,383
307,700	General Electric Company	8,926,377

		10,574,760

Electronics—3.3%
293,250	Agilent Technologies Inc.*	7,307,790
148,550	Flextronics International Ltd.*	2,079,700

		9,387,490

Shares		Value

Common Stocks (continued)

Financial Services—8.1%
33,450	American Express Company	1,569,808
171,483	Citigroup Inc.	8,128,294
23,000	Countrywide Financial Corporation	2,417,760
28,500	Fannie Mae	2,043,165
41,100	Goldman Sachs Group, Inc.	3,859,290
20,750	J.P. Morgan Chase & Company	744,925
50,700	Lehman Brothers Holdings, Inc.	3,650,400
17,200	Merrill Lynch & Company, Inc.	1,018,240

		23,431,882

Healthcare Products—5.0%
222,900	Johnson & Johnson	11,218,557
45,300	Medtronic, Inc.	2,064,321
17,650	St. Jude Medical, Inc.	1,026,524

		14,309,402

Internet—0.5%
24,000	eBay Inc.*	1,342,560

Leisure Time—0.6%
47,400	Carnival Corporation	1,654,734

Lodging—0.9%
62,000	Harrah’s Entertainment, Inc.	2,697,000

Logic Semiconductors—6.6%
401,550	Intel Corporation	13,271,228
620,500	LSI Logic Corporation*	5,733,420

		19,004,648

Memory & Commodity Semiconductors—4.2%
292,250	Fairchild Semiconductor International Inc., Class “A”*	6,604,850
506,565	Taiwan Semiconductor Manufacturing Company, Sponsored ADR*	5,602,609

		12,207,459

Multimedia—6.2%
273,250	The Walt Disney Company	6,186,380
358,300	Time Warner Inc.*	5,478,407
156,950	Viacom, Inc., Class “B”	6,257,596

		17,922,383

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Investment Portfolio

October 31, 2003

(continued)

Shares		Value

Common Stocks (continued)

Pharmaceuticals—12.9%
82,700	Abbott Laboratories	$3,524,674
37,700	Eli Lilly & Company	2,511,574
46,350	Gilead Sciences Inc.*	2,529,783
309,050	MedImmune, Inc.*	8,239,273
102,400	Merck & Company, Inc.	4,531,200
386,470	Pfizer, Inc.	12,212,452
77,350	Wyeth	3,414,229

		36,963,185

Retail—6.3%
146,850	Home Depot, Inc.	5,443,730
69,300	Kohl’s Corporation*	3,885,651
35,700	Target Corporation	1,418,718
124,700	Wal-Mart Stores, Inc.	7,351,065

		18,099,164

Semiconductor Equipment—4.4%
164,050	Applied Materials Inc.*	3,833,848
170,600	ASML Holding N.V.*	2,994,030
144,800	Lam Research Corporation*	4,161,552
39,400	Novellus Systems Inc.*	1,626,826

		12,616,256

Software—7.4%
121,500	First Data Corporation	4,337,550
412,450	Microsoft Corporation	10,785,568
271,850	Oracle Corporation*	3,251,326
81,400	Veritas Software Corporation*	2,942,610

		21,317,054

Telecommunications—4.6%
511,800	Cisco Systems, Inc.*	10,737,564
703,550	JDS Uniphase Corporation*	2,497,602

		13,235,166

Television, Cable & Radio—3.9%
64,400	Comcast Corporation, Class “A”	2,100,728
98,900	Cox Radio, Inc., Class “A”*	2,187,668
48,350	Echostar Communications Corporation, Class “A”*	1,852,772
66,500	Univision Communications, Inc., Class “A”*	2,257,675
95,400	Westwood One, Inc.	2,855,322

		11,254,165

Shares		Value

Common Stocks (continued)

Transportation—0.9%
25,500	Overnite Corporation*	565,080
27,700	United Parcel Service, Inc., Class “B”	2,008,803

		2,573,883

Total Common Stocks (cost $239,024,818)		283,817,996

Repurchase Agreement—0.8% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2003 @ 0.90% to be repurchased at $2,379,178 on November 3, 2003, collateralized by $1,785,000 United States Treasury Bonds, 8.125% due August 15, 2019, (market value $2,427,600 including interest) (cost $2,379,000) . . . . . . . . . . . . . . . . . . . . . . . .		2,379,000

Total Investment Portfolio (cost $241,403,818) (b), 99.4% (a)		286,196,996
Other Assets and Liabilities, net, 0.6% (a)		1,676,577

Net Assets, 100.0%		$287,873,573

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $248,960,522. Market value includes net unrealized appreciation of $37,236,474 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $41,000,374 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,763,900.

ADR — American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2003

Shares		Value

Common Stocks—83.8% (a)

Australia—3.3%
40,065	Alumina Ltd.	$169,097
48,701	AMP Ltd.	226,929
4,240	Australia and New Zealand Banking Group Ltd.	53,446
45,546	BHP Billiton Ltd.	378,010
10,045	CSL LIMITED	120,926
93,473	John Fairfax Holdings Ltd.	239,618
18,383	Newcrest Mining Ltd.	157,257
32,436	News Corp Ltd.	288,268
22,270	Sons Of Gwalia Ltd	54,566

		1,688,117

Austria—1.6%
3,101	Bank Austria Creditanstalt AG*	134,944
4,476	Erste Bank der Oesterreichischen Sparkassen AG	494,274
1,295	OMV Aktiengesellschaft	165,392

		794,610

Belgium—0.8%
1,716	Almanij NV	77,523
2,533	Delhaize Group	120,137
11,000	Fortis NV*	195,915

		393,575

Brazil—1.5%
3,200	Aracruz Celulose SA, Sponsonred ADR	89,920
19,386	Centrais Eletricas Brasileiras SA, Sponsonred ADR	121,141
15,387	Centrais Eletricas Brasileiras SA, Class “B”, Sponsonred ADR	100,980
5,034	Companhia De Bebidas Das Americas, Sponsored ADR	106,721
8,043	Companhia Energetica de Minas Gerais, Sponsonred ADR	117,750
1,570	Telemig Celular Participacoes SA, Sponsonred ADR*	50,005
8,996	Telesp Celular Participacoes SA, Sponsonred ADR	51,277
6,007	Unibanco Uniao de Bancos Brasileiros SA, Sponsonred GDR*	132,815

		770,609

Canada—1.8%
7,802	Canadian Natural Resources Ltd.	331,185
6,819	EnCana Corporation	234,038
25,631	Nortel Networks Corporation*	114,261
5,680	Petro-Canada	228,793

		908,277

Shares		Value

Common Stocks (continued)

Czech—2.3%
228	Cesky Telecom, AS	82,870
11,927	Komercni Banka, AS	1,064,185

		1,147,055

Denmark—0.8%
2,280	ISS A/S	108,622
744	Radiometer A/S	44,917
5,400	TDC AS	173,336
3,455	VESTAS WIND SYSTEM	72,586
827	William Demant Holding	28,095

		427,556

Finland—2.5%
12,674	Fortum Oyj	116,690
40,133	Nokia Oyj	680,774
12,830	Sampo Oyj	107,849
5,282	Tietoenator Oyj	139,825
10,520	UPM – Kymmene Corporation	196,649

		1,241,787

France—9.0%
4,389	Accor SA	172,393
33,862	Alcatel SA*	446,231
24,251	Altran Technologies*	299,587
4,828	Atos Origin*	321,759
3,105	Aventis SA	164,211
9,409	AXA Societe Anonyme	178,066
8,961	BNP Paribas*	470,269
12,135	Bouygues	329,691
2,193	Carrefour SA	114,986
4,610	Compagnie de Saint Gobain SA*	194,240
4,607	France Telecom*	111,365
3,497	LVMH Moet Hennessy Louis Vuitton SA	241,379
3,598	Renault SA	237,697
3,225	Societe Generale	239,266
6,722	SUEZ	107,703
4,095	Total Fina Elf SA	635,677
11,935	Vivendi Universal*	250,398

		4,514,918

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2003

(continued)

Shares		Value

Common Stocks (continued)

Germany—5.0%
1,905	Altana AG	$119,902
12,837	Bayerische Hypo– und Vereinsbank AG*	282,438
4,874	Bayerische Motoren Werke AG	194,951
16,181	Deutsche Telekom AG*	254,563
1,565	E.ON AG	79,005
8,014	Fraport AG*	207,494
1,881	Heidelberger Druckmaschinen AG*	66,151
2,238	Henkel KGaA	155,594
9,639	Hypo Real Estate Holding AG*	167,870
7,715	Deutsche Lufthansa AG	120,837
2,675	Metro AG	109,262
1,088	Muenchener Rueckversicherungs AG	129,594
2,502	Schering AG	116,692
4,798	Siemens AG	323,102
2,907	Software AG*	67,706
2,876	Stada Arzneimittel AG	148,894

		2,544,055

Greece—0.5%
14,409	Hellenic Telecommunications Organization SA	162,611
3,402	Public Power Corporation*	73,073

		235,684

Hungary—3.1%
3,324	Egis Gyogyszergyar Reszvnytarsas AG	128,325
62,345	Matav	223,603
90,332	OTP BANK*	1,102,739
1,108	Richter Gedeon Rt	113,540

		1,568,207

Indonesia—0.1%
859,500	Indofood Sukses Makmur Tbk PT	70,812

Ireland—0.4%
15,161	Bank of Ireland	188,173

Italy—2.0%
28,300	Banca Intesa SpA	95,287
60,709	Banca Nazionale del Lavoro SpA*	138,153
9,397	Banco Popolare di Verona e Novara Scrl*	145,108
47,805	Capitalia SpA*	133,210
95,870	Cassa di Risparmio di Firenze SpA	147,931
11,700	Mediaset SpA	118,047
87,677	Telecom Italia Media SpA*	228,535

		1,006,271

Shares		Value

Common Stocks (continued)

Japan—10.8%
44,073	The Bank of Yokohama Ltd	190,125
2,773	Canon Inc.	133,978
19,000	Daiwa Securities Group Inc	138,734
3,166	Fuji Photo Film Company, Ltd.	93,160
56	Fuji Television Network Inc.	297,521
38,996	The Bank of Fukuoka Ltd	162,557
26,751	Hitachi Ltd	156,944
3,000	Honda Motor Company, Ltd.	118,245
4,309	Ito-Yokado Company, Ltd	158,100
6,464	Kao Corporation	132,673
23	KDDI Corp	124,703
8,191	Matsushita Electric Industrial Co., Ltd.	107,790
23,219	Mitsubishi Estate Co Ltd	222,258
55	Mitsubishi Tokyo Financial Group Inc.	394,605
41,516	Nikko Cordial Corporation	223,585
13,052	Nikon Corporation*	197,837
22	Nippon Telegraph and Telephone Corporation	98,102
45,687	Nomura Holdings Inc.	783,372
24,142	Sanyo Electric Co Ltd	110,504
15,246	The Seiyu Ltd*	49,154
14,957	Shiseido Company, Ltd.	156,756
9,450	Sony Corporation	328,703
65	Sumitomo Mitsui Financial Group Inc	326,446
9,065	The Sumitomo Trust & Banking Co. Ltd	50,549
22,800	Tokyo Broadcasting System Inc.	364,643
8,232	Toyota Motor Corp	234,004
2,058	Uni-Charm Corp	95,882

		5,450,930

Mexico—0.4%
32,990	Grupo Financiero Banorte SA de CV	107,382
6,404	Grupo Financiero BBVA Bancomer S A de C V, Sponsonred ADR*	108,711

		216,093

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2003

(continued)

Shares		Value

Common Stocks (continued)

Netherlands—4.9%
8,368	Aegon NV	$109,593
14,298	Koninklijke Ahold NV*	120,853
3,907	Akzo Nobel NV	123,385
2,758	ASM International NV*	47,841
6,196	European Aeronautic Defence and Space Company N.V – EADS	125,893
44,660	Getronics NV*	99,038
6,121	Heineken NV	218,178
29,774	ING Groep NV	617,404
25,314	Koninklijke KPN NV*	192,216
1,771	Grolsch NV	46,923
22,657	Koninklijke Philips Electronics NV	610,034
3,075	Royal Dutch Petroleum Company	136,276

		2,447,634

Norway—2.4%
24,013	DNB Holding ASA	139,993
1,933	Gjensidige NOR Sparebank ASA	79,130
2,357	Golar LNG*	27,449
3,388	Norsk Hydro ASA	190,342
3,054	Sparebanken Midt-Norge	100,015
4,614	Sparebanken Rogaland	185,623
14,605	Statoil ASA	137,098
22,441	Storebrand ASA*	124,809
18,432	Telenor Group ASA	100,171
19,815	Tomra Systems ASA	113,841

		1,198,471

Poland—3.4%
10,174	Agora SA*	125,187
16,571	Bank Zachodni WBK SA*	332,982
23,391	Bank Pekao SA*	667,320
1,364	Bank Przemyslowo-Handlowy PBK SA*	118,094
3,846	BRE Bank SA*	89,400
11,207	Budimex SA*	99,531
6,235	Orbis AG	42,691
65,010	Telekomunikacja Polska SA	227,398

		1,702,603

Romania—0.3%
293,568	BCA Romana De Dezy	149,440

Shares		Value

Common Stocks (continued)

Russia—1.0%
1,372	MMC Norilsk Nickel, Sponsonred ADR	70,932
19,900	Sun Interbrew Ltd., Sponsored GDR*	117,835
3,760	Unified Energy Sys Russia, Sponsonred ADR*	95,316
18,055	Uralsvyasinform JSC, Sponsonred ADR*	110,858
4,800	Wimm-Bill-Dann Foods OJSC, Sponsonred ADR*	90,816

		485,757

Spain—3.1%
2,519	Acerinox SA	109,530
842	Banco Pastor SA	24,685
24,651	Banco Santander Central Hispano SA	236,124
31,164	Endesa SA	493,898
6,070	Grupo Empresarial ENCE SA	119,738
12,497	Prisa – Promotora de Informaciones SA	138,422
13,654	Repsol YPF	237,795
13,679	Union Fenosa SA	220,760

		1,580,952

Sweden—3.6%
3,696	Autoliv Inc., Sponsonred SDR*	121,697
8,632	Elekta Instrument AB*	171,419
136,100	Telefonaktiebolaget LM Ericsson*	233,657
1,306	Getinge AB	47,771
72,824	Nordea	451,581
108,470	Skandia Forsakrings AB	397,458
6,366	Svenska Cellulosa AB, Class “B”	240,197
40,235	TeliaSonera AB	175,782

		1,839,562

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2003

(continued)

Shares		Value

Common Stocks (continued)

Switzerland—6.3%
2,811	Baloise-Holding	$114,012
2,402	Converium Holding AG	118,165
14,385	Credit Suisse Group	506,010
1,242	Micronas Semiconductor Holding AG*	51,535
1,108	Nestle SA	243,544
10,934	Novartis AG	416,090
1,383	Phonak AG	26,211
5,926	Compagnie Financiere Richemont AG	133,136
7,861	Roche Holding AG	649,427
452	Sulzer AG	107,293
2,451	Swiss Life Holding*	415,051
2,616	UBS AG	160,377
2,032	Zurich Financial Services AG*	259,782

		3,200,633

Turkey—2.1%
29,063,186	Akbank TAS	136,249
5,612,402	Anadolu Efes Biracilik ve Malt Sanayi	68,901
64,590,846	Haci Omer Sabanci Holding AS	274,484
19,828,858	Migros Turk TAS	272,856
121,451,878	Turkiye Garanti Bankasi AS*	284,685

		1,037,175

United Kingdom—10.7%
12,390	Abbey National PLC	118,250
16,883	Acambis PLC*	102,791
17,428	Amersham PLC	216,801
33,918	BP PLC	235,270
36,412	Diageo PLC	427,948
10,895	Gallaher Group PLC	109,017
21,233	GlaxoSmithKline PLC	454,448
11,797	William Hill PLC	67,824
114,346	Hilton Group PLC	376,215
32,531	HSBC Holdings PLC	488,263
14,534	Imperial Tobacco Group PLC	240,820
13,620	Reckitt Benckiser PLC	286,426
11,661	Royal Bank of Scotland Group PLC	312,271
217,338	Royal and Sun Alliance Insurance Group PLC	323,442
29,823	Smith & Nephew PLC	236,833
22,683	Standard Chartered PLC	362,573
29,621	Tesco PLC	118,682
442,534	Vodafone Group PLC	928,763

		5,406,637

Shares		Value

Common Stocks (continued)

Venezuela—0.1%
2,933	Cia Anonima Nacional Telefonos de Venezuela – CANTV, Sponsored ADR	43,878

Total Common Stocks (cost $37,925,815)		42,259,471

Preferred Stocks—1.1% (a)

Germany—1.1%
2,934	Henkel KGaA	215,531
20,395	Prosiebensati Medi	313,755

Total Preferred Stocks (cost $343,288)		529,286

Rights & Warrants—1.3% (a)

Australia—0.1%
48,701	AMP Ltd, 12/09/03 (RIGHTS)	2,828
771	Australia and New Zealand Banking Group Ltd, 11/24/03 (RIGHTS)	2,353

		5,181

Germany—0.1%
1,088	Muenchener Rueckver, 11/10/03 (RIGHTS)*	8,982

Guernsey—0.1%
1,474	Credit Lyonnais Financial Products Ltd, 11/05/08 (WARRANTS)*	38,612

United States—1.0%
43,048	Salomon Smith, 05/01/04 (WARRANTS)*	290,754
8,392	UBS AG (London Branch) (WARRANTS)*	288,109

		578,836

Total Rights & Warrants (cost $574,251)		631,638

Investment Companies—6.2% (a)

Japan—4.1%
219,151	Nomura ETF (b)	2,089,806

United States—2.1%
10,700	iShares S&P Europe 350 Index Fund (b)	621,670
3,582	iShares MSCI EAFE Index Fund (b)	446,317

		1,067,987

Total Investment Companies (cost $2,701,226)		3,157,793

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2003

(continued)

Principal Amount		Value

Convertible Bonds—0.1% (a) (c)

France—0.1%
$ 588	Axa SA, zero coupon, 12/21/04*	$10,056

Total Convertible Bonds (cost $8,754)		10,056

Corporate Bond—0.1% (a) (c)

Guernsey—0.1%
2,274	Credit Lyonnais Financial Products (Guernsey) Ltd, 0.01%, 07/02/08	49,046

Total Corporate Bonds (cost $50,373)		49,046

Total Investment Portfolio excluding repurchase agreement (cost $41,603,707)		46,637,290

Repurchase Agreement—1.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2003 @ 0.90% to be repurchased at $600,045 on November 3, 2003, collateralized by $400,000 United States Treasury Bonds, 9.875% due November 15, 2015, (market value $612,000 including interest) (cost $600,000)		600,000

Total Investment Portfolio (cost $42,203,707) (d), 93.8% (a)		47,237,290
Other Assets and Liabilities, net, 6.2% (a)		3,151,497

Net Assets, 100.0%		$50,388,787

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Exchange-traded funds.
(c)	U.S. dollar denominated.
(d)	The aggregate identified cost for federal income tax purposes is $42,823,471. Market value includes net unrealized appreciation of $4,413,819 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $4,756,220 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $342,401.

ADR—American Depository Receipt.

GDR—Global Depository Receipt.

SDR—Swedish Depository Receipt.

ETF—Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2003

(continued)

Industry Diversification	Value	% of Net Assets
Aerospace/Defense	$125,893	0.2%
Agriculture	349,837	0.7%
Airlines	120,837	0.2%
Auto Manufacturers	784,897	1.6%
Auto Parts & Equipment	121,697	0.2%
Banks	11,264,251	22.3%
Beverages	986,506	2.0%
Building Materials	194,240	0.4%
Chemicals	123,385	0.2%
Commercial Services	108,622	0.2%
Computers	560,622	1.1%
Cosmetics/Personal Care	385,311	0.8%
Diversified Manufacturer	430,395	0.9%
Electric	1,526,316	3.0%
Electrical Components & Equipment	340,034	0.7%
Electronics	610,034	1.2%
Engineering & Construction	936,303	1.9%
Entertainment	444,039	0.9%
Environmental Control	113,841	0.2%
Financial Services	2,142,149	4.3%
Food	1,261,948	2.5%
Forest Products & Paper	646,504	1.3%
Healthcare Products	745,836	1.5%
Home Furnishings	436,493	0.9%
Household Products	657,551	1.3%
Insurance	3,036,171	6.0%
Investment Companies	3,445,902	6.8%
Iron/Steel	109,530	0.2%
Lodging	215,084	0.4%
Logic Semiconductors	51,535	0.1%
Machinery	66,151	0.1%
Medical Products	26,211	0.1%
Mining	829,862	1.7%
Miscellaneous Manufacturer	290,997	0.6%
Multimedia	1,041,731	2.1%
Office/Business Equipment	133,978	0.3%
Oil & Gas	2,531,866	5.0%
Pharmaceuticals	2,535,246	5.0%
Printing & Publishing	364,805	0.7%
Real Estate	222,258	0.4%
Retail	340,390	0.7%
Semiconductor Equipment	47,841	0.1%
Software	358,460	0.7%
Telecommunications	4,814,959	9.6%
Television, Cable & Radio	729,323	1.4%
Transportation	27,449	0.1%

Total Investments	$46,637,290	92.6%

Open Forward Foreign Currency Contracts

October 31, 2003

Contract To Deliver		In Exchange For		Delivery Date	Gross Unrealized Depreciation
CZK	18,748,430	USD	628,254	11/28/03	$(51,009)
USD	127,317	SEK	992,439	11/03/03	(185)

Net Unrealized Depreciation					$(51,194)

CZK—Czech Koruna
SEK—Swedish Krona
USD—United States Dollar

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

October 31, 2003

Shares		Value

Common Stocks—94.8% (a)

Advertising—1.4%
128,650	Getty Images, Inc.*	$5,750,655

Agriculture—1.0%
179,125	Delta & Pine Land Company	4,094,798

Banks—0.5%
39,900	TCF Financial Corporation	2,081,982

Broadcasting Services/Programs—2.4%
422,100	Gray Television, Inc.	5,369,112
475,400	Liberty Media Corporation, Class “A”*	4,796,786

		10,165,898

Chemicals—2.1%
126,900	Praxair, Inc.	8,829,702

Commercial Services—7.4%
205,000	Arbitron Inc.	8,097,500
14,800	Corporate Executive Board Company*	754,948
202,200	DeVry Inc.*	4,907,394
460,450	Interactive Data Corporation*	7,919,740
116,100	Iron Mountain Inc.*	4,439,664
194,880	Watson Wyatt & Company Holdings*	4,686,864

		30,806,110

Computers—3.6%
62,600	Affiliated Computer Services Inc.*	3,063,018
237,100	Intergraph Corporation*	6,178,826
184,100	Synopsys, Inc.*	5,839,652

		15,081,496

Cosmetics/Personal Care—0.6%
39,900	Alberto-Culver Company, Class “B”	2,529,660

Diversified Manufacturer—3.1%
43,300	ESCO Technologies Inc.*	1,882,684
146,700	Pentair Inc.	6,014,700
103,000	Roper Industries Inc.	5,090,260

		12,987,644

Electrical Components & Equipment—1.7%
155,400	AMETEK, Inc.	7,311,570

Shares		Value

Common Stocks (continued)

Electronics—5.4%
123,700	Amphenol Corporation Class “A”*	7,267,375
30,700	Dionex Corporation*	1,305,978
10,240	Fisher Scientific International Inc.	412,160
223,865	Tektronix, Inc.	5,746,615
163,600	Varian, Inc.*	5,858,516
103,345	Vishay Intertechnology, Inc.*	1,937,719

		22,528,363

Entertainment—2.0%
184,800	GTECH Holdings Corporation	8,256,864

Financial Services—4.4%
92,600	BlackRock, Inc.	4,755,010
71,550	Chicago Mercantile Exchange Holdings Inc.	4,861,822
134,000	Doral Financial Corporation	6,767,000
51,800	Leucadia National Corporation	2,175,600

		18,559,432

Healthcare Products—4.0%
56,900	Dentsply International Inc.	2,514,411
130,500	Edwards Lifesciences Corporation*	3,784,500
24,560	INAMED Corporation*	2,121,247
82,000	St. Jude Medical, Inc.	4,769,120
36,100	Techne Corporation*	1,257,363
38,100	Varian Medical Systems Inc.	2,436,114

		16,882,755

Healthcare Services—1.5%
91,800	Inveresk Research Group, Inc.*	2,129,760
128,650	Manor Care Inc.	4,281,472

		6,411,232

Household Products—3.4%
142,000	Church & Dwight Co., Inc	5,292,340
194,085	Dial Corporation	4,658,040
70,450	The Scotts Company*	4,068,488

		14,018,868

Insurance—5.6%
87,300	AMBAC Financial Group, Inc.	6,175,602
116,500	Mercury General Corporation	5,537,245
68,200	Platinum Underwriters Holdings Ltd.	1,960,068
124,500	RenaissanceRe Holdings Ltd.	5,600,010
73,735	RLI Corporation	2,477,496
84,300	Scottish Re Group Ltd.	1,838,583

		23,589,004

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

October 31, 2003

(continued)

Shares		Value

Common Stocks (continued)

Internet—2.8%
134,400	Avocent Corporation*	$5,080,320
181,512	InterActiveCorp*	6,663,306

		11,743,626

Lodging—3.1%
634,600	InterContinental Hotels Group PLC, Sponsored ADR*	5,851,012
115,850	Kerzner International Ltd.*	4,279,499
89,500	Station Casinos, Inc.	2,662,625

		12,793,136

Machinery—4.0%
199,900	Albany International Corporation, Class “A”	6,176,910
63,600	Briggs & Stratton	4,134,636
82,800	Cognex Corporation	2,223,180
75,630	Zebra Technologies Corporation, Class “A”*	4,307,128

		16,841,854

Miscellaneous Manufacturer—1.4%
148,100	Clarcor Inc.	6,020,265

Multimedia—1.1%
138,100	The Thomson Corporation	4,514,489

Oil & Gas—3.6%
113,700	Noble Corporation*	3,903,321
148,600	Patterson-UTI Energy, Inc.*	4,248,474
281,500	Rowan Companies, Inc.	6,741,925

		14,893,720

Packaging & Containers—3.1%
120,500	Ball Corporation	6,772,100
273,500	Pactiv Corporation*	6,030,675

		12,802,775

Pharmaceuticals—1.8%
76,400	Gilead Sciences Inc.*	4,169,912
118,500	MedImmune, Inc.*	3,159,210

		7,329,122

Printing & Publishing—1.4%
77,700	John Wiley & Sons, Inc., Class “A”	2,020,200
121,400	Reed’s Elsevier, PLC	3,839,882

		5,860,082

Shares		Value

Common Stocks (continued)

Retail—1.6%
71,400	The Talbots, Inc.	2,346,918
150,200	Triarc Companies, Inc.	1,565,084
252,200	Triarc Companies, Inc., Class “B”	2,688,452

		6,600,454

Savings & Loans—3.4%
137,600	First Niagara Financial Group, Inc.	1,966,304
64,800	Golden West Financial Corporation	6,507,864
162,000	New York Community Bancorp, Inc.	5,864,400

		14,338,568

Semiconductor Equipment—0.7%
60,700	Varian Semiconductor Equipment Associates, Inc.*	2,934,845

Software—7.3%
58,100	Barra Inc.*	2,207,800
133,950	Dun & Bradstreet Corporation*	6,235,372
185,600	Fiserv, Inc.*	6,555,392
165,000	Global Payments Inc.	6,872,250
179,600	IMS Health, Inc.	4,225,988
146,690	SEI Investments Company	4,271,613

		30,368,415

Telecommunications—5.4%
189,700	Amdocs Ltd.*	4,070,962
194,500	CenturyTel Inc.	6,953,375
156,400	Commonwealth Telephone Enterprises Inc.	6,374,864
337,500	Nextel Partners Inc.*	4,056,750
54,000	Western Wireless Corporation, Class “A”*	1,047,600

		22,503,551

Television, Cable & Radio—2.5%
220,000	Cumulus Media Inc.*	4,120,600
61,700	The Liberty Corporation	2,748,735
125,600	Westwood One, Inc.	3,759,207

		10,628,542

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

October 31, 2003

(continued)

Shares		Value

Common Stocks (continued)

Transportation—1.5%
201,000	MedImmune, Inc.*	$4,325,520
71,850	Forward Air Corporation*	2,089,398

		6,414,918

Total Common Stocks (cost $336,391,344)		396,474,395

Repurchase Agreement—5.5% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2003 @ 0.90% to be repurchased at $23,110,733 on November 3, 2003, collateralized by $17,335,000 United States Treasury Bonds, 8.125% due August 15, 2019, (market value $23,575,600 including interest) (cost $23,109,000)		23,109,000

Total Investment Portfolio (cost $359,500,344) (b), 100.3% (a)		419,583,395
Other Assets and Liabilities, net, (0.3%) (a)		(1,143,410)

Net Assets, 100.0%		$418,439,985

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $361,216,432. Market value includes net unrealized depreciation of $58,366,963 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $60,566,108 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,199,145.

ADR—American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

October 31, 2003

Shares		Value

Common Stocks—93.3% (a)

Agriculture—0.8%
67,300	Delta & Pine Land Company	$1,538,478

Banks—4.5%
96,600	Capital Crossing Bank*	3,644,718
70,000	North Fork Bancorporation	2,728,600
21,600	Southwest Bancorporation of Texas, Inc.	775,656
80,500	TrustCo Bank Corporation NY	1,050,525

		8,199,499

Beverages—1.5%
85,000	Constellation Brands, Inc*	2,666,450

Chemicals—1.4%
110,000	Spartech Corporation	2,549,800

Commercial Services—10.0%
144,000	Hooper Holmes, Inc.	750,240
159,000	Interactive Data Corporation*	2,734,800
121,000	NCO Group, Inc.*	2,879,800
93,700	SOURCECORP, Inc.*	2,195,391
103,800	StarTek, Inc.	3,447,198
66,100	Sylvan Learning Systems, Inc.*	1,870,630
18,300	University of Phoenix Online*	1,258,308
120,000	Viad Corporation	2,997,600

		18,133,967

Computers—3.0%
95,000	Ceridian Corporation*	1,995,000
45,850	FactSet Research Systems Inc.	2,000,894
105,000	The Bisys Group, Inc.*	1,501,500

		5,497,394

Distribution/Wholesale—2.1%
46,800	SCP Pool Corporation*	1,638,000
63,500	Tech Data Corporation*	2,090,420

		3,728,420

Diversified Manufacturer—2.5%
49,500	Actuant Corporation	1,595,880
150,000	The Brink’s Company	3,007,500

		4,603,380

Electric—1.2%
69,900	ALLETE, Inc.	2,111,679

Shares		Value

Common Stocks (continued)

Electrical Components & Equipment—2.9%
101,000	Artesyn Technologies, Inc.*	831,230
136,800	General Cable Corporation	1,298,232
190,000	Rayovac Corporation*	3,123,600

		5,253,062

Electronics—2.7%
85,700	Coherent, Inc.*	1,971,100
60,800	Gentex Corporation	2,374,240
45,000	OYO Geospace Corporation*	547,200

		4,892,540

Entertainment—3.1%
70,100	Alliance Gaming Corporation*	1,699,925
35,800	GTECH Holdings Corporation	1,599,544
564,400	Lions Gate Entertainment Corporation*	2,314,040

		5,613,509

Environmental Control—0.4%
102,500	IMCO Recycling, Inc.	770,800

Food—1.6%
85,000	Corn Products International, Inc.	2,880,650

Healthcare Products—6.5%
84,200	American Medical Systems Holdings, Inc.*	1,684,000
42,625	Cooper Companies, Inc.	1,852,056
68,000	Edwards Lifesciences Corporation*	1,972,000
42,000	Idexx Laboratories Inc.*	1,986,600
159,300	Sola International Inc.*	2,731,995
36,400	Steris Corporation*	757,848
21,625	Zoll Medical Corporation*	735,034

		11,719,533

Healthcare Services—2.9%
120,000	Covance Inc.*	3,123,600
100,000	Horizon Health Corporation*	2,201,000

		5,324,600

Home Furnishings—2.0%
158,200	Applica Inc.*	1,167,516
190,600	Universal Electronics, Inc.*	2,477,800

		3,645,316

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

October 31, 2003

(continued)

Shares		Value

Common Stocks (continued)

Insurance—3.0%
59,050	Direct General Corporation*	$1,770,910
23,400	Hilb Rogal & Hamilton Company	702,468
80,000	The PMI Group, Inc.	3,058,400

		5,531,778

Internet—0.8%
56,300	Monster Worldwide, Inc.*	1,433,961

Investment Companies—1.2%
121,000	MCG Capital Corporation	2,127,180

Lodging—0.2%
31,100	Monarch Casino & Resort, Inc.*	317,842

Memory & Commodity Semiconductors—3.1%
169,000	Integrated Device Technology, Inc.*	2,653,300
206,500	Integrated Silicon Solutions Inc.*	2,915,780

		5,569,080

Metal Fabricate/Hardware—1.3%
103,000	Kaydon Corporation	2,448,310

Miscellaneous Manufacturer—1.4%
203,500	Concord Camera Corporation*	2,612,940

Oil & Gas—1.2%
77,900	Patterson-UTI Energy, Inc.*	2,227,161

Pharmaceuticals—1.3%
28,500	KV Pharmaceutical Company, Class “A”*	684,000
25,900	Medicis Pharmaceutical	1,640,765

		2,324,765

Printing & Publishing—2.3%
158,200	John Wiley & Sons, Inc., Class “A”	4,113,200

Retail—9.9%
80,000	Barnes & Noble, Inc.*	2,384,000
35,000	Brinker International Inc.*	1,114,050
172,000	Cash America International, Inc.	3,283,480
115,100	Genesco Inc.*	1,939,435
114,000	Ruby Tuesday Inc.	3,117,900
55,000	Sonic Automotive, Inc.	1,248,500
105,300	Stage Stores Inc.*	3,029,481
67,500	United Auto Group Inc.	1,752,975

		17,869,821

Shares		Value

Common Stocks (continued)

Savings & Loans—1.1%
53,562	Bank Mutual Corporation	633,633
43,000	BankAtlantic Bancorp, Inc.	721,970
26,250	Waypoint Financial Corporation	546,525

		1,902,128

Semiconductor Equipment—2.4%
84,700	ASE Test Ltd.*	1,056,209
310,000	Axcelis Technologies, Inc.*	3,279,800

		4,336,009

Software—8.2%
18,200	Netsmart Technologies Inc.*	217,854
27,750	Avid Technology, Inc.*	1,435,785
105,200	Barra Inc.*	3,997,600
272,500	Datastream Systems, Inc.*	2,114,600
248,600	Eclipsys Corporation*	2,945,910
20,100	Global Payments Inc.	837,165
200,000	infoUSA Inc.*	1,640,000
41,900	Take-Two Interactive Software Inc.*	1,657,145

		14,846,059

Telecommunications—6.8%
62,500	Allstream Inc., Class “B”*	3,140,625
110,000	CommScope, Inc.*	1,703,900
122,000	EMS Technologies Inc*	2,171,600
428,900	Enterasys Networks, Inc.*	1,672,710
134,000	Plantronics, Inc.*	3,726,540

		12,415,375

Total Common Stocks (cost $121,363,536)		169,204,686

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

October 31, 2003

(continued)

Value

Repurchase Agreement—7.4% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2003 @ 0.90% to be repurchased at $13,504,013 on November 3, 2003, collateralized by $10,130,000 United States Treasury Bonds, 8.125% due August 15, 2019, (market value $13,776,800 including interest) (cost $13,503,000)	$13,503,000

Total Investment Portfolio (cost $134,866,536) (b), 100.7% (a)	182,707,686
Other Assets and Liabilities, net, (0.7%) (a)	(1,306,122)

Net Assets, 100.0%	$181,401,564

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $136,372,632. Market value includes net unrealized depreciation of $46,335,054 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $49,918,967 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,583,913.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Technology Fund

Investment Portfolio

October 31, 2003

Shares		Value

Common Stocks—97.4% (a)

Aerospace/Defense—3.1%
24,000	Raytheon Company	$635,520

Analog Semiconductors—1.4%
125,000	Microtune, Inc.*	287,500

Commercial Services—4.0%
35,000	Accenture Ltd., Class “A”*	819,000

Computers—7.9%
15,000	Dell, Inc.*	541,800
27,000	Hewlett-Packard Company*	602,370
70,000	InFocus Systems, Inc.*	461,300

		1,605,470

Diversified Manufacturer—2.6%
17,500	Honeywell International Inc.	535,675

Electronics—9.4%
55,000	Flextronics International Ltd.*	770,000
30,000	Koninklijke Philips Electronics N.V.	805,200
20,000	Merix Corporation*	355,800

		1,931,000

Healthcare Services—2.0%
30,000	Tenet Healthcare Corporation*	414,000

Home Furnishings—3.5%
20,000	Sony Corporation, Sponsored ADR	704,000

Internet—9.2%
300,000	Braun Consulting, Inc.*	702,000
50,000	DoubleClick Inc.*	416,500
300,000	Vignette Corporation*	753,000

		1,871,500

Logic Semiconductors—1.6%
10,000	Intel Corporation	330,500

Memory & Commodity Semiconductors—7.4%
25,000	Fairchild Semiconductor International Inc., Class “A”*	565,000
85,000	Taiwan Semiconductor Manufacturing Company, Sponsored ADR*	940,100

		1,505,100

Shares		Value

Common Stocks (continued)

Multimedia—4.4%
58,800	Time Warner Inc.*	899,052

Pharmaceuticals—3.0%
40,000	Schering-Plough Corporation	610,800

Semiconductor Equipment—2.2%
16,000	Lam Research Corporation*	459,840

Software—9.7%
21,000	Automatic Data Processing, Inc.	792,540
17,000	First Data Corporation	606,900
25,000	IMS Health, Inc.	588,250

		1,987,690

Telecommunications—11.8%
35,000	AT&T Wireless Services, Inc.*	253,750
275,000	JDS Uniphase Corporation*	976,250
40,000	Network Equipment Technologies, Inc.*	418,000
100,000	Tellabs, Inc.*	753,000

		2,401,000

Television, Cable & Radio—14.2%
165,000	Charter Communications, Inc., Class “A”*	704,550
25,000	Comcast Corporation, Class “A”	848,000
40,000	General Motors Corporation, Class “H”	657,200
50,000	Shaw Communications Inc.	698,000

		2,907,750

Total Investment Portfolio excluding repurchase agreement (cost $17,861,030)		19,905,397

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Technology Fund

Investment Portfolio

October 31, 2003

(continued)

Value

Repurchase Agreement—2.9% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2003 @ 0.90% to be repurchased at $598,045 on November 3, 2003, collateralized by $450,000 United States Treasury Bonds, 8.125% due August 15, 2019, (market value $612,000 including interest) (cost $598,000)	$598,000

Total Investment Portfolio (cost $18,459,030) (b), 100.3% (a)	20,503,397
Other Assets and Liabilities, net, (0.3%) (a)	(57,496)

Net Assets, 100.0%	$20,445,901

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $19,753,545. Market value includes net unrealized depreciation of $749,852 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over net unrealized depreciation of $1,077,448 which consists of depreciation for all securities in which there is an excess of tax cost over market value of $327,596.

ADR — American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Investment Portfolio

October 31, 2003

Shares		Value

Common Stocks—94.1% (a)

Agriculture—13.5%
38,300	Altria Group Inc.	$1,780,950
4,200	Imperial Tobacco Group Plc., Sponsored ADR	139,566
11,600	Universal Corporation	505,528
30,850	UST, Inc.	1,049,517

		3,475,561

Auto Manufacturers—0.7%
15,500	Ford Motor Company	188,015

Banks—8.7%
6,100	Bank of America Corporation	461,953
12,300	FleetBoston Financial Corporation	496,797
12,700	KeyCorp	358,775
5,400	PNC Bank Corporation	289,278
13,700	U.S. Bancorp	372,914
5,500	Wachovia Corporation	252,285

		2,232,002

Computers—4.1%
49,100	Electronic Data Systems Corporation	1,053,195

Diversified Manufacturer—2.2%
9,200	General Electric Company	266,892
14,500	Tyco International Ltd.	302,760

		569,652

Electrical Components & Equipment—1.5%
7,050	Emerson Electric Company	400,088

Financial Services—12.4%
15,650	CIT Group Inc.	526,153
16,500	Fannie Mae	1,182,885
26,600	Freddie Mac	1,493,058

		3,202,096

Food—0.5%
5,700	Safeway Inc.*	120,270

Healthcare Services—6.5%
9,700	HCA Inc.	371,025
11,560	Humana, Inc.	234,552
11,800	Laboratory Corporation of America Holdings*	418,310
6,940	Quest Diagnostics Inc.	469,491
13,700	Tenet Healthcare Corporation*	189,060

		1,682,438

Shares		Value

Common Stocks (continued)

Insurance—1.8%
9,100	Ohio Casualty Corporation	139,230
4,100	SAFECO Corporation	150,470
4,400	St. Paul Companies, Inc.	167,772

		457,472

Oil & Gas—9.6%
8,500	ChevronTexaco Corporation	631,550
17,223	ConocoPhillips	984,294
7,350	Devon Energy Corporation	356,475
7,150	Kerr-Mcgee Corporation	296,725
4,100	Pioneer Natural Resources Company	108,445
2,400	Pogo Producing Company	100,344

		2,477,833

Pharmaceuticals—7.9%
38,600	Bristol-Myers Squibb Company	979,282
6,693	Medco Health Solutions, Inc.*	222,208
15,900	Merck & Company, Inc.	703,575
9,420	Schering-Plough Corporation	143,843

		2,048,908

Pipelines—1.6%
28,600	El Paso Corporation	209,924
19,300	Williams Companies, Inc.	196,860

		406,784

Retail—14.2%
5,800	Best Buy Company, Inc.	338,198
26,850	Borders Group Inc.*	608,152
13,300	Federated Department Stores, Inc.	632,415
15,600	Home Depot, Inc.	578,292
5,800	Lowe’s Companies Inc.	341,794
5,100	May Department Stores Company	142,596
24,800	Staples Inc.*	665,136
18,100	The Gap, Inc.	345,348

		3,651,931

Savings & Loans—8.9%
27,600	Sovereign Bancorp Inc.	574,356
39,300	Washington Mutual, Inc.	1,719,376

		2,293,732

Total Common Stocks (cost $21,876,618)		24,259,977

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Investment Portfolio

October 31, 2003

(continued)

Value

Repurchase Agreement—4.8% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2003 @ 0.90% to be repurchased at $1,235,093 on November 3, 2003, collateralized by $930,000 United States Treasury Bonds, 8.125% due August 15, 2019, (market value $1,264,800 including interest) (cost $1,235,000)	$1,235,000

Total Investment Portfolio (cost $23,111,618) (b), 98.9% (a)	25,494,977
Other Assets and Liabilities, net, 1.1% (a)	295,537

Net Assets, 100.0%	$25,790,514

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $23,219,479. Market value includes net unrealized depreciation of $2,275,498 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over net unrealized depreciation of $2,600,150 which consists of depreciation for all securities in which there is an excess of tax cost over market value of $324,652.

ADR — American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Assets and Liabilities

October 31, 2003

	Aggressive Growth Fund	Growth Equity Fund	International Equity Fund	Mid Cap Stock Fund
Assets

Investments, at value (identified cost $100,058,131, $239,024,818, $41,603,707 and $336,391,344, respectively)	$122,936,570	$283,817,996	$46,637,290	$396,474,395
Repurchase agreement, at market value (identified cost is the same as value)	10,034,000	2,379,000	600,000	23,109,000
Cash	242	12	268	944
Foreign currency (cost $3,241,811)	—	—	3,227,911	—
Receivables:
Investments sold	3,100,912	3,861,392	1,098,546	9,517,704
Fund shares sold	563,847	1,125,863	1,174,513	3,132,239
Dividends and interest	14,451	198,418	33,182	52,187
Foreign taxes recoverable	—	—	28,933	—
Deferred state qualification expenses	17,225	18,828	8,384	19,878
Prepaid insurance	1,572	1,797	749	2,246

Total assets	$136,668,819	$291,403,306	$52,809,776	$432,308,593

Liabilities

Payables:
Investments purchased	$2,257,593	$2,429,789	$2,170,608	$12,248,673
Fund shares redeemed	559,553	685,403	92,232	1,031,444
Accrued management fee	93,992	181,439	21,583	255,783
Accrued distribution fees	73,698	136,962	27,192	208,854
Accrued shareholder servicing fee	23,049	49,358	5,800	69,873
Accrued fund accounting fee	4,500	4,600	16,000	4,600
Unrealized depreciation of forward currency contracts	—	—	51,194	—
Other accrued expenses	31,102	42,182	36,380	49,381

Total liabilities	3,043,487	3,529,733	2,420,989	13,868,608

Net assets, at market value	$133,625,332	$287,873,573	$50,388,787	$418,439,985

Net Assets

Net assets consist of:
Paid-in capital	$112,995,869	$375,093,159	$52,716,096	$407,367,944
Undistributed net investment income	—	—	4,012	—
Accumulated net realized loss	(2,248,976)	(132,012,764)	(7,311,448)	(49,011,010)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	22,878,439	44,793,178	4,980,127	60,083,051

Net assets, at market value	$133,625,332	$287,873,573	$50,388,787	$418,439,985

Net assets, at market value
Class A shares	$59,663,330	$165,589,741	$22,776,556	$217,247,215
Class B shares	21,715,191	28,880,037	1,372,833	52,569,619
Class C shares	52,246,811	93,403,795	26,239,398	148,623,151

Total	$133,625,332	$287,873,573	$50,388,787	$418,439,985

Shares of beneficial interest outstanding
Class A shares	2,493,822	6,355,229	1,270,208	10,023,976
Class B shares	947,567	1,192,520	81,279	2,554,685
Class C shares	2,279,503	3,857,593	1,553,429	7,219,401

Total	5,720,892	11,405,342	2,904,916	19,798,062

Net Asset Value—offering and redemption price per share Class A shares	$23.92	$26.06	$17.93	$21.67

Maximum offering price per Class A share (100/95.25 of $23.92, $26.06, $17.93 and $21.67), respectively	$25.11	$27.36	$18.82	$22.75

Class B shares	$22.92	$24.22	$16.89	$20.58

Class C shares	$22.92	$24.21	$16.89	$20.59

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Assets and Liabilities

October 31, 2003

(continued)

	Small Cap Stock Fund	Technology Fund	Value Equity Fund
Assets

Investments, at value (identified cost $121,363,536, $17,861,030, and $21,876,618, respectively)	$169,204,686	$19,905,397	$24,259,977
Repurchase agreement, at market value (identified cost is the same as value)	13,503,000	598,000	1,235,000
Cash	975	89	795
Receivables:
Investments sold	1,340,259	1,468,660	155,993
Fund shares sold	627,855	—	180,591
Dividends and interest	19,238	11,566	48,452
From Manager	—	30,118	—
Deferred state qualification expenses	10,122	16,032	9,804
Prepaid insurance	1,379	749	749

Total assets	$184,707,514	$22,030,611	$25,891,361

Liabilities
Payables:
Investments purchased	$2,774,815	$1,441,623	$—
Fund shares redeemed	321,811	85,383	45,708
Accrued management fee	65,148	—	6,858
Accrued distribution fees	81,116	11,760	14,084
Accrued shareholder servicing fee	26,000	15,800	5,400
Accrued fund accounting fee	4,500	3,500	3,500
Other accrued expenses	32,560	26,644	25,297

Total liabilities	3,305,950	1,584,710	100,847

Net assets, at market value	$181,401,564	$20,445,901	$25,790,514

Net Assets

Net assets consist of:
Paid-in capital	$138,912,969	$102,716,783	$31,121,211
Undistributed net investment income	—	—	126,600
Accumulated net realized loss	(5,352,555)	(84,315,249)	(7,840,656)
Net unrealized appreciation on investments	47,841,150	2,044,367	2,383,359

Net assets, at market value	$181,401,564	$20,445,901	$25,790,514

Net assets, at market value
Class A shares	$111,136,755	$9,317,249	$11,304,044
Class B shares	13,654,353	4,274,144	2,906,703
Class C shares	56,610,456	6,854,508	11,579,767

Total	$181,401,564	$20,445,901	$25,790,514

Shares of beneficial interest outstanding
Class A shares	3,831,841	1,753,485	706,413
Class B shares	506,741	829,530	186,121
Class C shares	2,099,937	1,330,529	741,235

Total	6,438,519	3,913,544	1,633,769

Net Asset Value—offering and redemption price per share
Class A shares	$29.00	$5.31	$16.00

Maximum offering price per Class A share (100/95.25 of $29.00, $5.31 and $16.00), respectively	$30.45	$5.57	$16.80

Class B shares	$26.95	$5.15	$15.62

Class C shares	$26.96	$5.15	$15.62

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Operations

For the Fiscal Year Ended October 31, 2003

	Aggressive Growth Fund	Growth Equity Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund	Technology Fund	Value Equity Fund
Investment Income
Income:
Dividends	$253,266	$2,628,206	$720,069 (a)	$1,771,895	$603,833	$108,949	$532,453
Interest	119,880	57,210	12,621	160,941	80,818	32,773	9,287

Total income	373,146	2,685,416	732,690	1,932,836	684,651	141,722	541,740
Expenses:
Management fee	951,427	1,871,771	313,109	2,588,488	1,220,894	222,045	164,310
Distribution fee (Class A)	124,639	351,557	34,844	457,895	223,333	26,379	24,282
Distribution fee (Class B)	179,882	265,249	9,350	435,491	109,112	43,691	19,929
Distribution fee (Class C)	423,463	824,218	164,384	1,184,246	458,747	72,840	102,022
Shareholder servicing fees	191,167	469,581	45,743	659,642	266,370	143,680	51,016
Custodian fee	20,238	50,726	115,100	44,607	26,255	33,373	14,557
Fund accounting fee	52,085	52,726	63,000	52,947	52,861	40,247	40,153
Professional fees	50,003	49,486	69,629	50,403	49,005	48,846	49,436
State qualification expenses	42,223	49,856	41,631	61,919	42,350	35,511	35,331
Federal registration expense	2,122	1,876	1,885	2,284	—	—	5
Reports to shareholders	23,399	36,694	12,747	56,690	27,326	19,429	18,069
Trustees’ fees and expenses	14,107	14,092	13,995	14,107	14,107	14,108	14,107
Other	10,115	11,233	4,969	13,841	11,255	5,786	5,242

Total expenses before waiver	2,084,870	4,049,065	890,386	5,622,560	2,501,615	705,935	538,459
Fees waived by Manager	—	—	(202,753)	—	(176,172)	(222,045)	(129,328)
Reimbursement from Manager	—	—	—	—	—	(30,118)	—

Total expenses after waiver and reimbursement	2,084,870	4,049,065	687,633	5,622,560	2,325,443	453,772	409,131

Net investment income (loss)	(1,711,724)	(1,363,649)	45,057	(3,689,724)	(1,640,792)	(312,050)	132,609

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investment transactions	13,515,441	7,692,166	1,884,395	367,131	(301,487)	1,374,749	(1,859,906)
Net realized loss from foreign currency transactions	—	—	(180,323)	—	—	—	—
Net unrealized appreciation of investments during the fiscal year	18,392,019	33,954,388	6,137,214	69,419,814	48,490,931	2,925,319	5,637,584
Net unrealized depreciation on the translation of assets and liabilities denominated in foreign currencies	—	—	(53,456)	—	—	—	—

Net gain on investments	31,907,460	41,646,554	7,787,830	69,786,945	48,189,444	5,606,437	3,777,678

Net increase in net assets resulting from operations	$30,195,736	$40,282,905	$7,832,887	$66,097,221	$46,548,652	$3,988,018	$3,910,287

(a)	Net of $97,063 foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

	For the Fiscal Years Ended
Aggressive Growth Fund	October 31, 2003	October 31, 2002
Increase in net assets:
Operations:
Net investment loss	$(1,711,724)	$(1,585,788)
Net realized gain (loss) from investment transactions	13,515,441	(645,774)
Net unrealized appreciation (depreciation) of investments during the fiscal year	18,392,019	(346,355)

Net increase (decrease) in net assets resulting from operations	30,195,736	(2,577,917)
Increase in net assets from Fund share transactions	10,507,715	13,372,898

Increase in net assets	40,703,451	10,794,981
Net assets, beginning of fiscal year	92,921,881	82,126,900

Net assets, end of fiscal year	$133,625,332	$92,921,881

	For the Fiscal Years Ended
Growth Equity Fund	October 31, 2003	October 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment loss	$(1,363,649)	$(1,880,132)
Net realized gain (loss) from investment transactions	7,692,166	(53,831,069)
Net unrealized appreciation of investments during the fiscal year	33,954,388	4,447,181

Net increase (decrease) in net assets resulting from operations	40,282,905	(51,264,020)
Increase in net assets from Fund share transactions	25,188,131	48,455,056

Increase (decrease) in net assets	65,471,036	(2,808,964)
Net assets, beginning of fiscal year	222,402,537	225,211,501

Net assets, end of fiscal year	$287,873,573	$222,402,537

	For the Fiscal Years Ended
International Equity Fund	October 31, 2003	October 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$45,057	$(210,783)
Net realized gain (loss) from investment transactions	1,884,395	(3,789,910)
Net realized loss from foreign currency transactions	(180,323)	(8,813)
Net unrealized appreciation of investments during the fiscal year	6,137,214	1,322,383
Net unrealized depreciation on the translation of assets and liabilities denominated in foreign currencies	(53,456)	(10,498)

Net increase (decrease) in net assets resulting from operations	7,832,887	(2,697,621)
Increase (decrease) in net assets from Fund share transactions	23,296,309	(2,322,059)

Increase (decrease) in net assets	31,129,196	(5,019,680)
Net assets, beginning of fiscal year	19,259,591	24,279,271

Net assets, end of fiscal year (including undistributed net investment income of $37,534 and accumulated net investment loss of $7,523, respectively)	$50,388,787	$19,259,591

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

	For the Fiscal Years Ended
Mid Cap Stock Fund	October 31, 2003	October 31, 2002
Increase in net assets:
Operations:
Net investment loss	$(3,689,724)	$(3,162,336)
Net realized gain (loss) from investment transactions	367,131	(49,117,839)
Net unrealized appreciation (depreciation) of investments during the fiscal year	69,419,814	(14,621,570)

Net increase (decrease) in net assets resulting from operations	66,097,221	(66,901,745)
Distributions to shareholders from:
Net realized gains Class A shares, ($0.00 and $0.59 per share, respectively)	—	(1,962,849)
Net realized gains Class B shares, ($0.00 and $0.59 per share, respectively)	—	(504,360)
Net realized gains Class C shares, ($0.00 and $0.59 per share, respectively)	—	(1,119,854)

Net distributions to shareholders	—	(3,587,063)
Increase in net assets from Fund share transactions	39,891,713	282,365,497

Increase in net assets	105,988,934	211,876,689
Net assets, beginning of fiscal year	312,451,051	100,574,362

Net assets, end of fiscal year	$418,439,985	$312,451,051

	For the Fiscal Years Ended
Small Cap Stock Fund	October 31, 2003	October 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment loss	$(1,640,792)	$(350,092)
Net realized loss from investment transactions	(301,487)	(1,334,560)
Net unrealized appreciation (depreciation) of investments during the fiscal year	48,490,931	(12,006,178)

Net increase (decrease) in net assets resulting from operations	46,548,652	(13,690,830)
Distributions to shareholders from:
Net realized gains Class A shares, ($0.00 and $1.59 per share, respectively)	—	(5,945,476)
Net realized gains Class B shares, ($0.00 and $1.59 per share, respectively)	—	(682,221)
Net realized gains Class C shares, ($0.00 and $1.59 per share, respectively)	—	(3,058,749)

Net distributions to shareholders	—	(9,686,446)
Increase (decrease) in net assets from Fund share transactions	(1,579,785)	13,301,401

Increase (decrease) in net assets	44,968,867	(10,075,875)
Net assets, beginning of fiscal year	136,432,697	146,508,572

Net assets, end of fiscal year	$181,401,564	$136,432,697

	For the Fiscal Years Ended
Technology Fund	October 31, 2003	October 31, 2002
Decrease in net assets:
Operations:
Net investment loss	$(312,050)	$(763,533)
Net realized gain (loss) from investment transactions	1,374,749	(9,995,523)
Net unrealized appreciation (depreciation) of investments during the fiscal year	2,925,319	(2,157,617)

Net increase (decrease) in net assets resulting from operations	3,988,018	(12,916,673)
Decrease in net assets from Fund share transactions	(7,061,718)	(9,830,781)

Decrease in net assets	(3,073,700)	(22,747,454)
Net assets, beginning of fiscal year	23,519,601	46,267,055

Net assets, end of fiscal year	$20,445,901	$23,519,601

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

	For the Fiscal Years Ended
Value Equity Fund	October 31, 2003	October 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment income	$132,609	$55,162
Net realized loss from investment transactions	(1,859,906)	(5,828,480)
Net unrealized appreciation (depreciation) of investments during the fiscal year	5,637,584	(345,920)

Net increase (decrease) in net assets resulting from operations	3,910,287	(6,119,238)
Distributions to shareholders from:
Net investment income Class A shares, ($0.07 and $0.07 per share, respectively)	(51,972)	(56,999)

Net distributions to shareholders	(51,972)	(56,999)
Increase (decrease) in net assets from Fund share transactions	59,904	(826,683)

Increase (decrease) in net assets	3,918,219	(7,002,920)
Net assets, beginning of fiscal year	21,872,295	28,875,215

Net assets, end of fiscal year (including undistributed net investment income of $126,600 and $45,963, respectively)	$25,790,514	$21,872,295

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Aggressive Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*						Class B Shares*						Class C Shares*
	For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31
	2003	2002	2001	2000		1999	2003	2002	2001	2000		1999	2003	2002	2001	2000		1999
Net asset value, beginning of fiscal year	$18.21	$17.98	$27.46	$20.80		$15.35	$17.57	$17.48	$26.98	$20.61		$15.33	$17.57	$17.48	$26.98	$20.61		$15.33

Income from Investment Operations:
Net investment loss	(0.23)	(0.23)	(0.13)	(0.24	) (a)	(0.15)	(0.37)	(0.37)	(0.28)	(0.43	) (a)	(0.29)	(0.37)	(0.37)	(0.28)	(0.43	) (a)	(0.29)
Net realized and unrealized gain (loss) on investments	5.94	0.46	(5.82)	9.10		5.60	5.72	0.46	(5.69)	9.00		5.57	5.72	0.46	(5.69)	9.00		5.57

Total from Investment Operations	5.71	0.23	(5.95)	8.86		5.45	5.35	0.09	(5.97)	8.57		5.28	5.35	0.09	(5.97)	8.57		5.28

Less Distributions:
Distributions from net realized gains	—	—	(3.53)	(2.20)		—	—	—	(3.53)	(2.20)		—	—	—	(3.53)	(2.20)		—

Net asset value, end of fiscal year	$23.92	$18.21	$17.98	$27.46		$20.80	$22.92	$17.57	$17.48	$26.98		$20.61	$22.92	$17.57	$17.48	$26.98		$20.61

Total Return (%) (b)	31.36	1.28	(23.66)	44.87		35.50	30.45	0.51	(24.23)	43.80		34.44	30.45	0.51	(24.23)	43.80		34.44
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.48	1.45	1.47	1.57	(a)	1.65	2.23	2.20	2.22	2.32	(a)	2.40	2.23	2.20	2.22	2.32	(a)	2.40
Without expenses waived/recovered (%)	1.48	1.45	1.47	1.48		1.79	2.23	2.20	2.22	2.23		2.54	2.23	2.20	2.22	2.22		2.54
Net investment loss to average daily net assets (%)	(1.14)	(1.13)	(0.63)	(0.88)		(0.78)	(1.89)	(1.88)	(1.39)	(1.64)		(1.53)	(1.89)	(1.88)	(1.39)	(1.62)		(1.53)
Portfolio turnover rate (%)	152	201	249	252		195	152	201	249	252		195	152	201	249	252		195
Net assets, end of fiscal year ($ millions)	60	41	38	50		27	22	16	15	19		10	52	36	30	38		16

*	Per share amounts have been calculated using the monthly average share method.
(a)	The fiscal year ended October 31, 2000 includes payment of previously waived management fees to the Manager for Class A, B and C shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999
Net asset value, beginning of fiscal year .	$22.18	$27.20	$50.91	$43.44	$28.82	$20.77	$25.66	$48.87	$42.17	$28.18	$20.77	$25.65	$48.86	$42.15	$28.18

Income from Investment Operations:
Net investment loss	(0.05)	(0.10)	(0.18)	(0.39)	(0.20)	(0.21)	(0.28)	(0.40)	(0.77)	(0.47)	(0.21)	(0.28)	(0.40)	(0.76)	(0.47)
Net realized and unrealized gain (loss) on investments	3.93	(4.92)	(14.92)	13.33	14.82	3.66	(4.61)	(14.20)	12.94	14.46	3.65	(4.60)	(14.20)	12.94	14.44

Total from Investment Operations	3.88	(5.02)	(15.10)	12.94	14.62	3.45	(4.89)	(14.60)	12.17	13.99	3.44	(4.88)	(14.60)	12.18	13.97

Less Distributions:
Distributions from net realized gains	—	—	(8.61)	(5.47)	—	—	—	(8.61)	(5.47)	—	—	—	(8.61)	(5.47)	—

Net asset value, end of fiscal year	$26.06	$22.18	$27.20	$50.91	$43.44	$24.22	$20.77	$25.66	$48.87	$42.17	$24.21	$20.77	$25.65	$48.86	$42.15

Total Return (%) (a)	17.49	(18.46)	(34.31)	31.04	50.73	16.61	(19.06)	(34.82)	30.05	49.65	16.62	(19.03)	(34.82)	30.09	49.57
Ratios and Supplemental Data
Expenses to average daily net assets (%)	1.30	1.26	1.22	1.19	1.24	2.05	2.01	1.97	1.94	1.98	2.05	2.01	1.97	1.94	1.99
Net investment loss to average daily net assets (%)	(0.22)	(0.37)	(0.53)	(0.73)	(0.56)	(0.96)	(1.12)	(1.28)	(1.48)	(1.30)	(0.97)	(1.12)	(1.28)	(1.48)	(1.31)
Portfolio turnover rate (%)	177	158	205	392	160	177	158	205	392	160	177	158	205	392	160
Net assets, end of fiscal year ($ millions)	166	117	93	135	67	29	27	40	45	16	93	78	92	141	75

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*						Class B Shares*						Class C Shares*
	For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31
	2003	2002		2001	2000	1999	2003	2002		2001	2000	1999	2003	2002		2001	2000	1999
Net asset value, beginning of fiscal year	$14.68	$17.14		$27.41	$31.56	$25.43	$13.94	$16.39		$26.49	$30.83	$25.03	$13.94	$16.39		$26.48	$30.83	$25.03

Income from Investment Operations:
Net investment income (loss)	0.10	(0.09	) (a)	(0.13)	(0.22)	(0.09)	(0.03)	(0.20	) (a)	(0.29)	(0.43)	(0.30)	(0.03)	(0.20	) (a)	(0.28)	(0.44)	(0.30)
Net realized and unrealized gain (loss) on investments	3.15	(2.37)		(7.83)	0.51	6.34	2.98	(2.25)		(7.50)	0.53	6.22	2.98	(2.25)		(7.50)	0.53	6.22

Total from Investment Operations	3.25	(2.46)		(7.96)	0.29	6.25	2.95	(2.45)		(7.79)	0.10	5.92	2.95	(2.45)		(7.78)	0.09	5.92

Less Distributions:
Distributions from net realized gains	—	—		(2.31)	(4.44)	(0.12)	—	—		(2.31)	(4.44)	(0.12)	—	—		(2.31)	(4.44)	(0.12)

Net asset value, end of fiscal year	$17.93	$14.68		$17.14	$27.41	$31.56	$16.89	$13.94		$16.39	$26.49	$30.83	$16.89	$13.94		$16.39	$26.48	$30.83

Total Return (%) (b)	22.14	(14.35)		(31.37)	(1.31)	24.68	21.16	(14.95)		(31.86)	(2.00)	23.70	21.16	(14.95)		(31.83)	(2.04)	23.70
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.78	1.85	(a)	1.90	1.97	1.97	2.53	2.60	(a)	2.65	2.72	2.72	2.53	2.60	(a)	2.65	2.72	2.72
Without expenses waived (%)	2.43	2.81		2.16	1.97	2.02	3.18	3.56		2.91	2.72	2.77	3.18	3.56		2.91	2.72	2.77
Net investment income (loss) to average daily net assets (%)	0.63	(0.54)		(0.63)	(0.71)	(0.32)	(0.17)	(1.30)		(1.36)	(1.46)	(1.04)	(0.25)	(1.30)		(1.36)	(1.45)	(1.06)
Portfolio turnover rate (%)	133	234		174	67	78	133	237		174	67	78	133	234		174	67	78
Net assets, end of fiscal year ($ millions)	23	7		5	10	8	1	1		1	1	1	26	11		5	8	7

*	Per share amounts have been calculated using the monthly average share method.
(a)	Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limits of the International Equity Fund’s Class A, Class B and Class C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limits of Class A, Class B and Class C shares were 1.78%, 2.53% and 2.53%, respectively.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

Heritage Series Trust—Mid Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Fiscal Years Ended October 31							For the Fiscal Years Ended October 31							For the Fiscal Years Ended October 31
	2003	2002		2001		2000	1999	2003	2002		2001		2000	1999	2003	2002		2001		2000	1999
Net asset value, beginning of fiscal year	$17.99	$20.21		$23.19		$16.56	$14.28	$17.21	$19.50		$22.66		$16.32	$14.17	$17.22	$19.51		$22.67		$16.32	$14.18

Income from Investment Operations:
Net investment loss	(0.14)	(0.19	) (a)	(0.21	) (a)	(0.24)	(0.18)	(0.27)	(0.33	) (a)	(0.35	) (a)	(0.39)	(0.30)	(0.27)	(0.33	) (a)	(0.35	) (a)	(0.39)	(0.30)
Net realized and unrealized gain (loss) on investments	3.82	(1.44)		1.34		7.17	2.46	3.64	(1.37)		1.30		7.03	2.45	3.64	(1.37)		1.30		7.04	2.44

Total from Investment Operations	3.68	(1.63)		1.13		6.93	2.28	3.37	(1.70)		0.95		6.64	2.15	3.37	(1.70)		0.95		6.65	2.14

Less Distributions:
Distributions from net realized gains	—	(0.59)		(4.11)		(0.30)	—	—	(0.59)		(4.11)		(0.30)	—	—	(0.59)		(4.11)		(0.30)	—

Net asset value, end of fiscal year	$21.67	$17.99		$20.21		$23.19	$16.56	$20.58	$17.21		$19.50		$22.66	$16.32	$20.59	$17.22		$19.51		$22.67	$16.32

Total Return (%) (b)	20.46	(8.50)		6.70		42.30	15.97	19.58	(9.18)		5.93		41.13	15.17	19.57	(9.18)		5.93		41.19	15.09
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.28	1.27	(a)	1.55	(a)	1.55	1.60	2.03	2.02	(a)	2.30	(a)	2.30	2.35	2.03	2.02	(a)	2.30	(a)	2.30	2.35
Without expenses waived/recovered (%)	1.28	1.27		1.50		1.63	1.70	2.03	2.02		2.25		2.38	2.45	2.03	2.02		2.25		2.38	2.45
Net investment loss to average daily net assets (%)	(0.72)	(0.88)		(1.04)		(1.13)	(1.19)	(1.47)	(1.64)		(1.80)		(1.87)	(1.94)	(1.46)	(1.64)		(1.80)		(1.88)	(1.95)
Portfolio turnover rate (%)	163	171		218		265	192	163	171		218		265	192	163	171		218		265	192
Net assets, end of fiscal year ($ millions)	217	174		56		23	15	53	39		13		4	2	149	100		31		12	9

*	Per share amounts have been calculated using the monthly average share method.
(a)	The years ended October 31, 2002 and 2001 includes payment of previously waived management fees to the Manger for Class A, B and C shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999
Net asset value, beginning of fiscal year	$21.36	$24.41	$29.17	$23.21	$22.62	$19.99	$23.11	$27.97	$22.41	$22.00	$20.00	$23.12	$27.98	$22.42	$22.01

Income from Investment Operations:
Net investment income (loss)	(0.19)	0.02	(0.11)	(0.12)	(0.04)	(0.35)	(0.15)	(0.29)	(0.33)	(0.22)	(0.35)	(0.15)	(0.29)	(0.32)	(0.22)
Net realized and unrealized gain (loss) on investments	7.83	(1.48)	(1.70)	6.08	0.63	7.31	(1.38)	(1.62)	5.89	0.63	7.31	(1.38)	(1.62)	5.88	0.63

Total from Investment Operations	7.64	(1.46)	(1.81)	5.96	0.59	6.96	(1.53)	(1.91)	5.56	0.41	6.96	(1.53)	(1.91)	5.56	0.41

Less Distributions:
Distributions from net realized gains	—	(1.59)	(2.95)	—	—	—	(1.59)	(2.95)	—	—	—	(1.59)	(2.95)	—	—

Net asset value, end of fiscal year	$29.00	$21.36	$24.41	$29.17	$23.21	$26.95	$19.99	$23.11	$27.97	$22.41	$26.96	$20.00	$23.12	$27.98	$22.42

Total Return (%) (a)	35.77	(6.98)	(6.40)	25.68	2.61	34.82	(7.72)	(7.10)	24.81	1.86	34.79	(7.72)	(7.10)	24.80	1.86
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.30	1.30	1.30	1.30	1.26	2.05	2.05	2.05	2.05	2.01	2.05	2.05	2.05	2.05	2.01
Without expenses waived (%)	1.42	1.34	1.33	1.30	1.26	2.17	2.09	2.08	2.05	2.01	2.17	2.09	2.08	2.05	2.01
Net investment income (loss) to average daily net assets (%)	(0.83)	0.06	(0.42)	(0.44)	(0.18)	(1.58)	(0.64)	(1.17)	(1.19)	(0.95)	(1.58)	(0.66)	(1.17)	(1.18)	(0.94)
Portfolio turnover rate (%)	45	54	85	85	42	45	54	85	85	42	45	54	85	85	42
Net assets, end of fiscal year ($ millions)	111	83	92	107	125	14	10	10	10	9	57	43	44	51	61

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Technology Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31
	2003	2002	2001	2000†		2003	2002	2001	2000†		2003	2002	2001	2000†
Net asset value, beginning of fiscal year	$4.42	$6.64	$17.43	$14.29		$4.32	$6.53	$17.31	$14.29		$4.32	$6.53	$17.30	$14.29

Income from Investment Operations:
Net investment loss .	(0.05)	(0.10)	(0.13)	(0.26)		(0.08)	(0.14)	(0.21)	(0.40)		(0.08)	(0.14)	(0.20)	(0.40)
Net realized and unrealized gain (loss) on investments	0.94	(2.12)	(9.70)	3.40		0.91	(2.07)	(9.61)	3.42		0.91	(2.07)	(9.61)	3.41

Total from Investment Operations	0.89	(2.22)	(9.83)	3.14		0.83	(2.21)	(9.82)	3.02		0.83	(2.21)	(9.81)	3.01

Less Distributions:
Distributions from net realized gains	—	—	(0.96)	—		—	—	(0.96)	—		—	—	(0.96)	—

Net asset value, end of fiscal year	$5.31	$4.42	$6.64	$17.43		$5.15	$4.32	$6.53	$17.31		$5.15	$4.32	$6.53	$17.30

Total Return (%) (a)	20.14	(33.43)	(58.84)	21.97	(b)	19.21	(33.84)	(59.21)	21.13	(b)	19.21	(33.84)	(59.19)	21.06	(b)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.65	1.65	1.65	1.62	(c)	2.40	2.40	2.40	2.37	(c)	2.40	2.40	2.40	2.37	(c)
Without expenses waived (%)	2.79	2.09	1.77	1.62	(c)	3.54	2.84	2.52	2.37	(c)	3.54	2.84	2.52	2.37	(c)
Net investment loss to average daily net assets (%)	(1.01)	(1.55)	(1.36)	(1.37	) (c)	(1.76)	(2.30)	(2.11)	(2.12	) (c)	(1.76)	(2.30)	(2.11)	(2.12	) (c)
Portfolio turnover rate (%)	401	243	555	441		401	243	555	441		401	243	555	441
Net assets, end of fiscal year ($ millions)	9	11	23	65		4	5	9	24		7	7	14	40

*	Per share amounts have been calculated using the monthly average share method.
†	For the period November 18, 1999 (commencement of operations) to October 31, 2000.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31,					For the Fiscal Years Ended October 31,					For the Fiscal Years Ended October 31,
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999
Net asset value, beginning of fiscal year	$13.43	$16.99	$20.49	$18.33	$18.56	$13.15	$16.70	$20.16	$18.06	$18.29	$13.16	$16.69	$20.16	$18.06	$18.28

Income from Investment Operations:
Net investment income (loss)	0.14	0.10	0.19	0.21	0.12	0.04	(0.02)	0.02	0.07	(0.02)	0.04	(0.02)	0.04	0.07	(0.02)
Net realized and unrealized gain (loss) on investments	2.50	(3.59)	(2.42)	2.48	(0.07)	2.43	(3.53)	(2.35)	2.45	(0.08)	2.42	(3.51)	(2.38)	2.45	(0.07)

Total from Investment Operations	2.64	(3.49)	(2.23)	2.69	0.05	2.47	(3.55)	(2.33)	2.52	(0.10)	2.46	(3.53)	(2.34)	2.52	(0.09)

Less Distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.30)	(0.11)	(0.16)	—	—	(0.16)	—	(0.01)	—	—	(0.16)	—	(0.01)
Distributions from net realized gains	—	—	(0.97)	(0.42)	(0.12)	—	—	(0.97)	(0.42)	(0.12)	—	—	(0.97)	(0.42)	(0.12)

Total Distributions	(0.07)	(0.07)	(1.27)	(0.53)	(0.28)	—	—	(1.13)	(0.42)	(0.13)	—	—	(1.13)	(0.42)	(0.13)

Net asset value, end of fiscal year	$16.00	$13.43	$16.99	$20.49	$18.33	$15.62	$13.15	$16.70	$20.16	$18.06	$15.62	$13.16	$16.69	$20.16	$18.06

Total Return (%) (a)	19.78	(20.63)	(11.57)	15.13	0.24	18.78	(21.16)	(12.21)	14.28	(0.56)	18.69	(21.15)	(12.26)	14.28	(0.50)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.45	1.45	1.45	1.45	1.45	2.20	2.20	2.20	2.20	2.20	2.20	2.20	2.20	2.20	2.20
Without expenses waived (%)	2.04	1.72	1.69	1.72	1.70	2.79	2.47	2.44	2.47	2.45	2.79	2.47	2.44	2.47	2.45
Net investment income (loss) to average daily net assets (%)	1.02	0.60	0.94	1.14	0.63	0.29	(0.14)	0.11	0.40	(0.13)	0.27	(0.15)	0.18	0.40	(0.12)
Portfolio turnover rate (%)	123	66	76	95	137	123	66	76	95	137	123	66	76	95	137
Net assets, end of fiscal year ($ millions)	11	10	13	13	15	3	2	2	1	1	12	10	13	12	12

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Notes to Financial Statements

Note 1:	Significant Accounting Policies. Heritage Series Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in seven series, the Aggressive Growth Fund, the Growth Equity Fund, the International Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund (each, a “Fund” and collectively, the “Funds”). The Aggressive Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The International Equity Fund primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Mid Cap Stock Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with medium market capitalization. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Technology Fund seeks long-term capital appreciation through equity investments in companies that rely extensively on technology in their processes, products or services or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A, Class B and Class C shares. Effective February 1, 2004, Class B shares will not be available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, where a maximum sales charge is waived, may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares are sold subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Security Valuation: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded or the Nasdaq Stock Market. Effective April 14, 2003, each Fund valued investment securities traded on the Nasdaq Stock Market at the NASDAQ official closing price. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the International Equity Fund calculates its daily net asset value per share. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

Foreign Currency Transactions: The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:  (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Equity Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations

Heritage Series Trust

Notes to Financial Statements

(continued)

are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Contracts: The International Equity Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Net Realized Gains: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Written Options: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the bid price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. There were no covered call options written in any of the Funds during the fiscal year ended October 31, 2003.

Heritage Series Trust

Notes to Financial Statements

(continued)

Purchased Options: Certain Funds of the Trust are authorized to enter into options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of options is imperfect correlation between the change in the value of the options and the market value of the security held, possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts.

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2:	Fund Shares. At October 31, 2003, there were an unlimited number of shares of beneficial interest of no par value authorized.

Aggressive Growth Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,411,971	$28,421,786	205,948	$4,063,588	635,978	$12,691,607
Shares redeemed	(1,180,006)	(23,921,827)	(150,831)	(2,855,964)	(408,842)	(7,891,475)

Net increase	231,965	$4,499,959	55,117	$1,207,624	227,136	$4,800,132

Shares outstanding:
Beginning of fiscal year	2,261,857		892,450		2,052,367

End of fiscal year	2,493,822		947,567		2,279,503

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,387,441	$28,817,295	215,100	$4,292,389	753,582	$15,290,390
Shares redeemed	(1,220,214)	(24,397,792)	(173,848)	(3,188,686)	(394,586)	(7,440,698)

Net increase	167,227	$4,419,503	41,252	$1,103,703	358,996	$7,849,692

Shares outstanding:
Beginning of fiscal year	2,094,630		851,198		1,693,371

End of fiscal year	2,261,857		892,450		2,052,367

Heritage Series Trust

Notes to Financial Statements

(continued)

Growth Equity Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,661,005	$62,080,185	166,608	$3,662,191	930,863	$20,566,899
Shares redeemed	(1,598,038)	(37,323,185)	(250,833)	(5,361,999)	(852,650)	(18,435,960)

Net increase (decrease)	1,062,967	$24,757,000	(84,225)	$(1,699,808)	78,213	$2,130,939

Shares outstanding:
Beginning of fiscal year	5,292,262		1,276,745		3,779,380

End of fiscal year	6,355,229		1,192,520		3,857,593

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,153,057	$80,444,840	413,063	$10,843,949	1,309,395	$33,157,137
Shares redeemed	(1,269,747)	(31,972,979)	(705,318)	(17,126,636)	(1,126,136)	(26,891,255)

Net increase (decrease)	1,883,310	$48,471,861	(292,255)	$(6,282,687)	183,259	$6,265,882

Shares outstanding:
Beginning of fiscal year	3,408,952		1,569,000		3,596,121

End of fiscal year	5,292,262		1,276,745		3,779,380

International Equity Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,731,682	$57,426,260	52,723	$778,569	981,350	$14,631,362
Shares redeemed	(2,952,944)	(45,752,152)	(17,100)	(247,222)	(246,420)	(3,540,508)

Net increase	778,738	$11,674,108	35,623	$531,347	734,930	$11,090,854

Shares outstanding:
Beginning of fiscal year	491,470		45,656		818,499

End of fiscal year	1,270,208		81,279		1,553,429

Heritage Series Trust

Notes to Financial Statements

(continued)

Transactions in Class A, B and C shares and Eagle Class shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares		Eagle Class Shares
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	674,772	$10,296,015	28,686	$441,697	193,879	$2,811,186	2,440	$40,531
Shares issued (redeemed) in exchange*	—	—	—	—	574,875	9,146,268	(567,739)	(9,146,268)
Shares redeemed	(481,258)	(7,548,865)	(16,121)	(253,793)	(230,879)	(3,400,374)	(280,802)	(4,708,456)

Net increase (decrease)	193,514	$2,747,150	12,565	$187,904	537,875	$8,557,080	(846,101)	$(13,814,193)

Shares outstanding:
Beginning of fiscal year	297,956		33,091		280,624		846,101

End of fiscal year	491,470		45,656		818,499		—

*	Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares.

Mid Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,539,344	$86,912,960	728,698	$13,224,248	2,715,464	$49,549,067
Shares redeemed	(4,186,285)	(78,971,057)	(435,034)	(7,737,226)	(1,278,590)	(23,086,279)

Net increase	353,059	$7,941,903	293,664	$5,487,022	1,436,874	$26,462,788

Shares outstanding:
Beginning of fiscal year	9,670,917		2,261,021		5,782,527

End of fiscal year	10,023,976		2,554,685		7,219,401

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,448,199	$229,481,331	1,940,308	$40,739,008	5,203,058	$109,311,505
Shares issued on reinvestment of distributions	87,091	1,854,169	23,995	491,891	53,659	1,100,545
Shares redeemed	(3,632,014)	(73,372,252)	(393,636)	(7,441,666)	(1,072,584)	(19,799,034)

Net increase	6,903,276	$157,963,248	1,570,667	$33,789,233	4,184,133	$90,613,016

Shares outstanding:
Beginning of fiscal year	2,767,641		690,354		1,598,394

End of fiscal year	9,670,917		2,261,021		5,782,527

Heritage Series Trust

Notes to Financial Statements

(continued)

Small Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,010,432	$23,899,582	96,020	$2,166,723	306,429	$6,829,053
Shares redeemed	(1,075,602)	(24,804,144)	(112,465)	(2,312,371)	(344,226)	(7,358,628)

Net decrease	(65,170)	$(904,562)	(16,445)	$(145,648)	(37,797)	$(529,575)

Shares outstanding:
Beginning of fiscal year	3,897,011		523,186		2,137,734

End of fiscal year	3,831,841		506,741		2,099,937

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	954,775	$24,759,249	163,107	$4,102,166	572,108	$14,144,629
Shares issued on reinvestment of distributions	227,691	5,760,572	27,662	659,463	125,021	2,981,754
Shares redeemed	(1,060,984)	(26,451,688)	(95,063)	(2,149,933)	(482,934)	(10,504,811)

Net increase	121,482	$4,068,133	95,706	$2,611,696	214,195	$6,621,572

Shares outstanding:
Beginning of fiscal year	3,775,529		427,480		1,923,539

End of fiscal year	3,897,011		523,186		2,137,734

Technology Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	126,800	$606,305	53,885	$249,036	108,011	$498,149
Shares redeemed	(964,623)	(4,665,041)	(289,817)	(1,345,963)	(508,617)	(2,404,204)

Net decrease	(837,823)	$(4,058,736)	(235,932)	$(1,096,927)	(400,606)	$(1,906,055)

Shares outstanding:
Beginning of fiscal year	2,591,308		1,065,462		1,731,135

End of fiscal year	1,753,485		829,530		1,330,529

Heritage Series Trust

Notes to Financial Statements

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	408,673	$2,904,312	87,557	$572,358	228,318	$1,534,341
Shares redeemed	(1,316,556)	(8,447,226)	(408,997)	(2,474,443)	(638,792)	(3,920,123)

Net decrease	(907,883)	$(5,542,914)	(321,440)	$(1,902,085)	(410,474)	$(2,385,782)

Shares outstanding:
Beginning of fiscal year	3,499,191		1,386,902		2,141,609

End of fiscal year	2,591,308		1,065,462		1,731,135

Value Equity Fund

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	133,915	$1,960,482	77,371	$1,116,302	122,895	$1,748,497
Shares issued on reinvestment of distributions	3,662	49,255	—	—	—	—
Shares redeemed	(152,669)	(2,120,861)	(29,757)	(400,287)	(168,965)	(2,293,484)

Net increase (decrease)	(15,092)	$(111,124)	47,614	$716,015	(46,070)	$(544,987)

Shares outstanding:
Beginning of fiscal year	721,505		138,507		787,305

End of fiscal year	706,413		186,121		741,235

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	127,677	$2,148,447	40,389	$666,782	172,819	$2,790,655
Shares issued on reinvestment of distributions	3,001	54,462	—	—	—	—
Shares redeemed	(182,505)	(2,898,464)	(43,642)	(695,371)	(186,476)	(2,893,194)

Net decrease	(51,827)	$(695,555)	(3,253)	$(28,589)	(13,657)	$(102,539)

Shares outstanding:
Beginning of fiscal year	773,332		141,760		800,962

End of fiscal year	721,505		138,507		787,305

Heritage Series Trust

Notes to Financial Statements

(continued)

Note 3:	Purchases and Sales of Securities. For the fiscal year ended October 31, 2003, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Investment Securities
	Purchases	Sales
Aggressive Growth Fund	$163,944,616	$151,473,556
Growth Equity Fund	460,451,908	429,626,076
International Equity Fund	60,447,298	38,255,928
Mid Cap Stock Fund	568,195,598	537,545,242
Small Cap Stock Fund	63,203,542	69,386,186
Technology Fund	77,813,497	86,769,547
Value Equity Fund	26,094,578	26,800,464

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Trust’s Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Funds agree to pay to the Manager the following annual fee as a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly.

	Initial Management Fee	Break Point	Subsequent Management Fee
Aggressive Growth Fund (a)	1.00%	$50 million	0.75%
Growth Equity Fund	0.75%	None	—
International Equity Fund (a)	1.00%	$100 million	0.80%
Mid Cap Stock Fund	0.75%	None	—
Small Cap Stock Fund (a)	1.00%	$50 million	0.75%
Technology Fund (a)	1.00%	$100 million	0.75%
Value Equity Fund	0.75%	None	—

(a)	The Aggressive Growth Fund, International Equity Fund, Small Cap Stock Fund and Technology Fund have a management fee break point. When average daily net assets exceed each Fund’s respective break point, the management fee is reduced to the subsequent management fee on those assets greater than the breakpoint.

The Manager contractually waived its management fee and, if necessary, reimbursed each Fund to the extent that Class A, B and C shares annual operating expenses exceed that Fund’s average daily net assets attributable to that class for the 2003 fiscal year as follows:

	Class A Shares	Class B and Class C Shares
Aggressive Growth Fund	1.60%	2.35%
Growth Equity Fund	1.35%	2.10%
International Equity Fund	1.78%	2.53%
Mid Cap Stock Fund	1.55%	2.30%
Small Cap Stock Fund	1.30%	2.05%
Technology Fund	1.65%	2.40%
Value Equity Fund	1.45%	2.20%

Heritage Series Trust

Notes to Financial Statements

(continued)

If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal years ending October 31, 2005 and 2004, respectively, each Fund may be required to pay the Manager a portion or all of the waived management fees for the following funds in the amount indicated.

	2005	2004
International Equity Fund	$202,753	$194,088
Small Cap Stock Fund	176,172	57,887
Value Equity Fund	129,328	77,027

The Manager entered into a subadvisory agreement with Julius Baer Investment Management Inc. (“Julius Baer”) to provide to the International Equity Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager equal to 0.45% of the International Equity Fund’s average daily net assets on the first $100 million of net assets and 0.40% thereafter without regard to any reduction due to the imposition of expense limitations.

On June 1, 2003, the Manager entered into a subadvisory agreement with Dreman Value Management, LLC (“Dreman”) to provide to the Value Equity Fund investment advice, portfolio management services (including the placement of brokerage orders), and certain compliance and other services for a fee payable by the Manager equal to 0.375% of the Value Equity Fund’s average daily net assets on the first $50 million of net assets and 0.35% thereafter without regard to any reduction due to the imposition of expense limitations. Effective June 1, 2003, all of the assets of the Value Equity Fund were allocated to Dreman. Eagle Asset Management, Inc. (“Eagle”), serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

The Manager has entered into agreements with Eagle (with respect to Aggressive Growth Fund, Growth Equity Fund, Mid Cap Stock Fund, Technology Fund and Value Equity Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 0.50% of the Fund’s average daily net assets without regard to any reduction due to the imposition of expense limitations.

Total front-end and contingent deferred sales charges received by Raymond James & Associates, Inc. (the “Distributor”) for the fiscal year ended October 31, 2003, were as follows.

	Front-end Sales Charge	Contingent Deferred Sales Charge
	Class A Shares	Class A Shares	Class B Shares	Class C Shares
Aggressive Growth Fund	$141,156	$—	$44,426	$5,196
Growth Equity Fund	194,132	182	91,400	10,794
International Equity Fund	60,474	42,996	6,971	2,051
Mid Cap Stock Fund	654,112	8,742	183,271	37,337
Small Cap Stock Fund	134,425	61	35,712	3,235
Technology Fund	14,082	—	21,479	1,204
Value Equity Fund	31,360	—	6,043	907

The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

Heritage Series Trust

Notes to Financial Statements

(continued)

Total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to the Distributor for the fiscal year ended October 31, 2003, were as follows.

	Total Agency Brokerage Commissions	Paid To Raymond James & Associates, Inc.
Aggressive Growth Fund	$678,711	$12,528
Growth Equity Fund	1,277,458	—
International Equity Fund	221,776	—
Mid Cap Stock Fund	1,975,658	—
Small Cap Stock Fund	367,092	17,945
Technology Fund	428,750	—
Value Equity Fund	87,077	—

Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A shares Distribution Plan of up to 0.35% of the average daily net assets. However, at the present time the Board of Trustees has authorized payments of only 0.25% of average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase the Class B shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

The Manager also is the Fund Accountant and Shareholder Servicing Agent for Aggressive Growth Fund, Growth Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund, Technology Fund and Value Equity Fund. In addition, the Manager is the Shareholder Servicing Agent for International Equity Fund.

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Income Trust, investment companies that also are advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds that is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each of the Heritage Mutual Funds.

Note 5:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Aggressive Growth Fund:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net

Heritage Series Trust

Notes to Financial Statements

(continued)

investment loss and decreased (debited) paid in capital $1,711,724. The Fund has net tax basis capital loss carryforwards of $1,441,711. Capital loss carryforwards in the amount of $13,148,358 were utilized in the fiscal year ended October 31, 2003. Capital loss carryforwards in the amount of $1,277,691 and $164,020 may be applied to any net taxable gains until its expiration dates in 2009 and 2010, respectively.

Growth Equity Fund:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $1,363,649. The Fund has net tax basis capital loss carryforwards of $124,456,059. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2003. Capital loss carryforwards in the amount of $70,943,635, $53,253,542, and $258,882 may be applied to any net taxable gains until their expiration dates in 2009, 2010 and 2011, respectively.

International Equity Portfolio:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency losses and investments in passive foreign investment companies, the Fund decreased (debited) undistributed net investment income $33,522, and increased (credited) accumulated net realized loss. The Fund has net tax basis capital loss carryforwards of $7,034,826. Capital loss carryforwards of $1,796,511 were utilized in the fiscal year ended  October 31, 2003. Capital loss carryforwards in the amount of $3,298,277 and $3,736,549 may be applied to any net taxable gains until their expiration dates in 2009 and 2010, respectively.

Mid Cap Stock Fund:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $3,689,724, decreased (debited) accumulated net realized loss $3,594 and decreased (debited) paid in capital $3,686,130. The Fund has net tax basis capital loss carryforwards of $47,294,922 which may be applied against any realized net taxable gains until its expiration date of October 31, 2010. Capital loss carryforwards of $12,711 were utilized in the fiscal year ended  October 31, 2003.

Small Cap Stock Fund:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $1,640,792, and decreased (debited) accumulated net investment loss $7,173 and paid in capital $1,633,619. The Fund has net tax basis capital loss carryforwards of $3,846,459. No Capital loss carryforwards were utilized in the fiscal year ended October 31, 2003. Capital loss carryforwards in the amount of $2,818,797 and $1,027,662 may be applied to any realized net taxable gains until their expiration dates in 2010 and 2011, respectively.

Technology Fund:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $312,050. The Fund has net tax basis capital loss carryforwards of $83,020,734. No capital loss carryforwards were utilized in the fiscal year ended

Heritage Series Trust

Notes to Financial Statements

(continued)

October 31, 2003. Capital loss carryforwards in the amount of $64,484,108, $14,787,526, and $3,749,100 may be applied to any net taxable gains until their expiration dates in 2009, 2010 and 2011, respectively.

Value Equity Fund:

The Fund has net tax basis capital loss carryforward of $7,732,795. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2003. Capital loss carryforwards in the amount of $7,985, $5,872,834 and $1,851,976 may be applied to any net taxable gains until their expiration dates in 2009, 2010 and 2011, respectively.

For income tax purposes, distributions paid during the fiscal years ended October 31, 2003 and 2002 were as follows:

	Ordinary Income		Long-Term Capital Gains
	2003	2002	2003	2002
Aggressive Growth Fund .	$—	$—	$—	$—
Growth Equity Fund .	—	—	—	—
International Equity Fund .	—	—	—	—
Mid Cap Stock Fund	—	1,892,820	—	1,694,243
Small Cap Stock Fund .	—	—	—	9,686,446
Technology Fund	—	—	—	—
Value Equity Fund	51,972	56,999	—	—

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards
Aggressive Growth Fund .	$—	$(1,441,711)
Growth Equity Fund .	—	(124,456,059)
International Equity Fund .	347,155	(7,034,826)
Mid Cap Stock Fund	—	(47,294,922)
Small Cap Stock Fund .	—	(3,846,459)
Technology Fund	—	(83,020,734)
Value Equity Fund	126,600	(7,732,795)

Note 6:	Subsequent Event. At its August 30, 2003 meeting, and via written consent dated November 26, 2003, the Board of Trustees of Heritage Series Trust, unanimously approved the merger of the Technology Fund into the Growth Equity Fund. Each Technology Fund shareholder will receive the number of full and fractional Class A, Class B or Class C shares of Growth Equity Fund equal in value to that shareholder’s shares of the corresponding class of Technology Fund as of the closing date of the merger, which is expected to be on or about December 29, 2003. As a result of the merger, and of limitations imposed under Section 382 of the Internal Revenue Code, the Technology Fund will not be able to use all of its capital loss carryforwards prior to their expiration if the reorganization is consummated. In addition, previously waived management fees of $222,045 and $172,316 in the Technology Fund, that may otherwise have been recoverable through 2005 and 2004, respectively, will no longer be recoverable upon consummation of the merger. On September 26, 2003 the Technology Fund suspended all fund share subscription activity.

Report of Independent Certified Public Accountants

To the Board of Trustees and

    Shareholders of Heritage Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Series Trust - Aggressive Growth Fund, Heritage Series Trust - Growth Equity Fund, Heritage Series Trust - International Equity Fund, Heritage Series Trust - Mid Cap Stock Fund, Heritage Series Trust - Small Cap Stock Fund, Heritage Series Trust - Technology Fund and Heritage Series Trust - Value Equity Fund (constituting Heritage Series Trust, hereafter referred to as the “Trust”) at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Tampa, Florida

December 12, 2003

Heritage Series Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Affiliated Trustees **

Thomas A. James 880 Carillon Parkway St. Petersburg, FL 33716 (61)	Trustee	Since inception in 1993	Chairman of the Board since 1986; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	13	Outback Steakhouse, Inc.

Richard K. Riess 880 Carillon Parkway St. Petersburg, FL 33716 (54)	President and Trustee	Since 2000 Since inception in 1993	Executive Vice President and Managing Director for Asset Management of RJF since 1998; CEO of Eagle since 1996; CEO of Heritage since 2000; President of Eagle, 1995 to 2000.	13	N/A

Independent Trustees

C. Andrew Graham 880 Carillon Parkway St. Petersburg, FL 33716 (63)	Trustee	Since inception in 1993	First Financial Advisors, LLC & Graham Financial Partners LLC (financial planning insurance and investment services) since 1999; Representative of NFP Securities, Inc. (broker-dealer) since 2002; Representative of Multi- Financial Securities Corp. (broker-dealer), 1996 to 2001; V.P. of Financial Designs Ltd., 1996 to 1999.	13	N/A

William J. Meurer 880 Carillon Parkway St. Petersburg, FL 33716 (60)	Trustee	Since 2003	Private Financial consultant since September 2000; Board of Directors of Tribridge Consulting, Inc. (business consulting services) since 2000; Board of Trustees, St. Joseph’s-Baptist Health Care since 2000; Advisory Board, Bisk Publishing, Inc. (distance learning provider) since 2000; Managing Partner, Central Florida of Arthur Andersen LLP, 1987 to 2000; Managing Partner, Florida Audit and Business Advisory Services of Arthur Anderson, 1997 to 2000.	13	Sykes Enterprises, Incorporated (inbound call systems).

James L. Pappas 880 Carillon Parkway St. Petersburg, FL 33716 (60)	Trustee	Since inception in 1993	Lykes Professor of Banking and Finance since 1986 at University of South Florida; President, Graduate School of Banking since 1995; Trustee and Chairman of the Board, Tampa Museum of Art.	13	N/A

Heritage Series Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees (continued)

David M. Phillips 880 Carillon Parkway St. Petersburg, FL 33716 (64)	Trustee	Since inception in 1993	Chief Executive Officer of Evare LLC (information services); Chairman Emeritus of CCC Information Services, Inc.; Executive in Residence, University of North Carolina – Wilmington, 2000 to 2003.	13	N/A

Eric Stattin 880 Carillon Parkway St. Petersburg, FL 33716 (70)	Trustee	Since inception in 1993	Private Investor since 1988.	13

Deborah L. Talbot 880 Carillon Parkway St. Petersburg, FL 33716 (53)	Trustee	Since 2002	Consultant/Advisor; Member, Academy of Senior Professionals, Eckerd College since 1998; Member, Dean’s Advisory Board of Fogelman School of Business, University of Memphis, 1999-2000; Advisory Board Member, Center for Global Studies, Pennsylvania State University, 1996-1999.	13	N/A

Officers

K.C. Clark 880 Carillon Parkway St. Petersburg, FL 33716 (44)	Executive Vice President and Principal Executive Officer	Since 2000

Executive Vice President and

Chief Operating Officer of

Heritage since 2000; Senior Vice President – Operations and Administration of Heritage, 1998 to 2000;

Vice President – Operations

and Administration of Heritage, 1993 to 1998.

				N/A	N/A

Andrea N. Mullins 880 Carillon Parkway St. Petersburg, FL 33716 (36)	Treasurer	Since 2003	Treasurer and Vice President – Finance of Heritage since 2003; Vice President – Fund Accounting of Heritage, 1996 to 2003;	N/A	N/A

Clifford J. Alexander 1800 Massachusetts Ave. Washington, DC 20036 (60)	Secretary	Since inception in 1993	Partner, Kirkpatrick & Lockhart LLP (law firm).	N/A	N/A

Heritage Series Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Officers (continued)

Robert J. Zutz 1800 Massachusetts Ave. Washington, DC 20036 (50)	Assistant Secretary	Since inception in 1993	Partner, Kirkpatrick & Lockhart LLP (law firm).	N/A	N/A

Deborah A. Malina 880 Carillon Parkway St. Petersburg, FL 33716 (37)	Assistant Secretary	Since 2000	Compliance Administrator of Heritage since 2000; Assistant Supervisor of Operations, Heritage, from 1997 to 2000.	N/A	N/A

*	Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms. The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request, by calling (800) 421-4184.

**	Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

Heritage Series Trust

Descriptions of Indices

Goldman Sachs Technology Index: is a modified capitalization-weighted index of selected technology stocks.

Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index): An index, with dividends reinvested, representative of the securities markets of twenty developed market countries in Europe, Australasia and the Far East.

NASDAQ Composite Index: A market capitalization-weighted index of over 5000 stocks. Because it is weighted by market capitalization, large companies such as Microsoft, Intel, WorldCom, Sun Microsystems, Dell Computer and Oracle dominate the index. With such large portions of the index dominated by technology stocks, the NASDAQ Composite is more a barometer for the technology sector than the broader market. National Association of Securities Dealers Automated Quotation (System).

Russell 3000® Index: Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of June 30, 2003, the average market capitalization was approximately $3.7 billion; the median market capitalization was approximately $622.3 million. The index had a total market capitalization range of approximately $286.8 billion to $116.6 million.

Russell 1000® Index: Measures the performance of the 1,000 largest companies in the Russell 3000® Index, representative of the U.S. large capitalization securities market.

Russell 2000® Index: Measures the performance of the 2,000 smallest companies in the Russell 3000® Index, representative of the U.S. small capitalization securities market.

Russell 2500® Index: Measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index: Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Russell 1000® Value Index: Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values, representative of U.S. securities exhibiting value characteristics.

Russell 2000® Growth Index: Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Russell 2000® Value Index: Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values, representative of U.S. securities exhibiting value characteristics.

Russell 2500® Growth Index: Measures the performance of those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index: Measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. As of June 30, 2003, the average market capitalization was approximately $3.3 billion; the median market capitalization was approximately $2.5 billion.

Russell Midcap® Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap® Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index): is an unmanaged index of 500 widely-held large stocks that are considered representative of the U.S. stock market.

Standard & Poor’s MidCap 400 Index: is an unmanaged index consisting of 400 mid-sized domestic companies chosen for market size, liquidity and industry group representation.

Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

Heritage Family of FundsTM

The Intelligent Creation of Wealth

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Raymond James & Associates, Inc., Distributor

Member New York Stock Exchange/SIPC

880 Carillon Parkway

St. Petersburg, FL 33716

(727) 573-8143 - (800) 421-4184

www.HeritageFunds.com

Not FDIC Insured - May Lose Value - No Bank Guarantee

We are pleased that many of you are also investors in the Heritage Family of Funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Series Trust. It may also be used as sales literature when preceded or accompanied by a prospectus. A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above or by accessing the SEC’s website at http://www.sec.gov.

10/03 Copyright 2003 Heritage Asset Management, Inc.

Item 2. Code of Ethics

As of the end of the period October 31, 2003, Heritage Series Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Treasurer. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Heritage Series Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to registrant.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the registrant.

Item 8. [Reserved]

Item 9. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Heritage Series Trust have concluded that such disclosure controls and procedures are effective as of January 5, 2004.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) of Heritage Series Trust that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 10. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE SERIES TRUST

Date: January 5, 2004	/s/ K.C. Clark
K.C. Clark Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 5, 2004

/s/ K.C. Clark
K.C. Clark Executive Vice President and Principal Executive Officer

Date: January 5, 2004

/s/ Andrea N. Mullins
Andrea N. Mullins Treasurer